[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

[***]

for Cisco Systems

--------------------------------------------------------------------------------

January 6, 2000


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
1121 Pacific Avenue
Santa Cruz, CA 95060
Telephone: (831) 460-3100

Revision history


--------------------------------------------------------------------------------
Version      Date             Comments required        Approvals required
--------------------------------------------------------------------------------
1.0          1/6/2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Predictive Systems approval:

--------------------------------------------------------------------------------
Signed                                     Name

--------------------------------------------------------------------------------
Title                                      Date

[***]

January 6, 2000



Copyright(C)2000, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Cisco Systems without authorization in writing by Predictive Systems, Inc.


CONFIDENTIAL--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.



          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                 1
  Nondisclosure                                                              2
  Deadline for response                                                      2

Proposed statement of work                                                   3
  Project description                                                        3
    [***]                                                                    5
    [***]                                                                    5
    [***]                                                                    6
    [***]                                                                    7
    [***]                                                                    7
    [***]                                                                    8
    [***]                                                                    8
  Assumptions                                                                8
  Reporting methods                                                          9
    Status reports                                                           9
    Status meetings                                                          9

Scope and cost                                                               9
    Project duration and staffing                                            9
    Project costs and billing                                                9

Contacts                                                                     9

Project authorization                                                        9

Legal terms and conditions; limitation of liability                          9

About Predictive Systems                                                     9
  Predictive Systems' services                                               9
  Predictive Systems' practice areas                                         9
    [***]                                                                    9



          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                         - iii -

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Predictive Systems(TM) is pleased to present this proposal for an [***] in response to Cisco Systems' request to analyze the [***]. This proposal presents the methodology Predictive Systems will use to perform this [***] for Cisco Systems.

The goal of this engagement for the [***] group is to understand the overall [***] in order to redesign the [***]. The goal of this engagement for Predictive Systems is to provide clear analysis and recommendations to Cisco Systems in order to enhance security during the redesign of the [***].

It is vital to Cisco Systems' business that the [***] of [***]. Predictive Systems will use the results of the [***] define a plan to address Cisco Systems' immediate [***]. This information will also be incorporated into the new architecture for these offices.

Predictive Systems will develop its analysis of Cisco Systems' [***] by performing the following tasks.

Predictive Systems will:

[***]



          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

When the [***] is complete, Cisco Systems will have a detailed view of the [***] as represented by the selected sites, networks, and systems. Predictive Systems will deliver a report detailing the [***] and will make specific recommendations for addressing each of these [***]. Cisco Systems will then be able to incorporate the recommendations into the new architecture.

Nondisclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Cisco Systems in confidence, with the understanding that it will not, without prior written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for thirty (30) days from the date of issuance, unless extended in writing by Predictive Systems.

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL


[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 2 -

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

[***]


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 3 -

[GRAPHIC OMITTED]

Predictive Systems will perform the following tasks during the [***]:

[***]


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 4 -

[GRAPHIC OMITTED]

Review policies and procedures
--------------------------------------------------------------------------------

Predictive Systems' [***] will request copies of any existing [***] policies and formal [***], along with other procedures deemed applicable to the [***] of the [***]. Predictive Systems will review these to determine that they are complete, applicable, and enforceable.

[***]
--------------------------------------------------------------------------------

Predictive Systems will tour the selected Cisco Systems' sites to make a [***] system. Predictive Systems' [***] will return to any areas that they perceive warrant more attention. At each site, the Predictive Systems [***] performing the [***].

During each site survey, Predictive Systems' [***] will:

[***]

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 5 -

[GRAPHIC OMITTED]



[***]



          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 6 -

[GRAPHIC OMITTED]

[***]

Interview personnel
--------------------------------------------------------------------------------

The Predictive Systems and Cisco Systems [***] will select the Cisco Systems personnel to be interviewed. The information gathered in these interviews is confidential and will be used only to establish patterns of behavior and expectations. [***]


Predictive Systems will use the information gathered during these interviews to better understand [***]. As part of this process, Predictive Systems will attempt to [***].

Predictive Systems will perform the following steps:

1.  [***]

2.  Select employee interview candidates and schedule interviews

3.  Interview the selected employees


Analyze the data and generate a report
--------------------------------------------------------------------------------

Predictive Systems' [***] will gather data from selected Cisco Systems' sites. [***] at Predictive Systems' offices.

The Predictive Systems staff will develop an [***] based on their analysis of the data collected from [***].

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 7 -

[GRAPHIC OMITTED]

Present findings
--------------------------------------------------------------------------------

Once Predictive Systems has completed its analysis of the data and has generated its report, the [***] will return to the Cisco Systems site in [***] to present its findings. Predictive Systems will provide three individually numbered copies of the [***] along with a formal presentation of the findings suitable for [***]. This meeting will serve as a forum for any questions that might remain regarding the engagement.

Deliverables
--------------------------------------------------------------------------------

[***]

[***]

[***] will be a two-hour interactive presentation of Predictive Systems' findings. This presentation will offer an opportunity for high-level planning and strategy discussions to [***].


Assumptions
--------------------------------------------------------------------------------

In proposing this statement of work, Predictive Systems makes the following assumptions:

[***]

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 8 -

[GRAPHIC OMITTED]

/ / Cisco Systems' personnel will be available for interviews in a timely fashion. Any delays in this will result in additional costs.

/ / Cisco Systems will provide any existing [***]

/ / Cisco Systems will provide physical access to all appropriate facilities, [***]

/ / All [***] will be performed with the cooperation and explicit written authorization of Cisco Systems.

/ / Cisco Systems will provide access to all appropriate workstations, servers, or other network equipment as necessary for the execution of the tasks involved in the security analysis.

/ / Cisco Systems will assign the appropriate personnel to work with the Predictive Systems team during the course of this project.

/ / [***]

/ / Work must begin by February 1, 2000 in order to deliver a preliminary report for design purposes by March 13, 2000. General lead-time for setting a start date is two weeks. These issues can be expedited by immediate acceptance of this proposal and assistance from the [***] contact to facilitate scheduling consecutive on-site visits.

Reporting methods
--------------------------------------------------------------------------------

Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the [***]. This brief report will list any items that were completed the previous week along with any open items for the current week. The purpose of this report is to provide weekly information on the status of the project and any outstanding issues. The latest report will be available each Monday morning.

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                           - 9 -

[GRAPHIC OMITTED]

Status meetings
--------------------------------------------------------------------------------

The Predictive Systems [***] will hold weekly status meetings with the Cisco Systems team. These status meetings should be held at the same time and day every week (time and day to be determined). The purpose of the status meetings will be to review all work performed by the Predictive Systems' team and review the open items and list of work scheduled for the following week. These meetings will also provide a platform for reviewing any new issues or additional project requirements.

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 10 -

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Scope and cost
--------------------------------------------------------------------------------


Predictive Systems [***]

Predictive Systems is basing the following list on information received from Cisco Systems. According to that information, the scope of this engagement is limited to a representative sample of Cisco Systems' [***]


/ / [***]

/ / [***]

/ / [***]

/ / [***]

/ / [***]

/ / [***]

Predictive Systems estimates the projected cost of the project as follows:

Table 1  Projected cost

--------------------------------------------------------------------------------
Item                                                                    Cost
--------------------------------------------------------------------------------
[***]
Total                                                                   [***]
--------------------------------------------------------------------------------
* Cisco Systems can significantly decrease the total cost of travel and expenses by prompt acceptance of this proposal. Upon acceptance, Predictive Systems will immediately begin planning the necessary travel and accommodationdetails. Our ability to book airfare and accommodations in advance will lower the total cost of travel and expenses.
--------------------------------------------------------------------------------

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 11 -

[GRAPHIC OMITTED]

Project duration and staffing
--------------------------------------------------------------------------------

o Predictive Systems will conduct this project over the course of ten weeks, with 5-6 weeks of on-site duration.

o A draft of the preliminary report will be delivered by March 13, 2000 in order for some of the recommendations to be incorporated in the planned architecture design. This date can be expedited by immediate acceptance of this proposal and assistance from the [***]

Predictive Systems' [***] will perform the [***]. Additional Predictive Systems' staff will participate as needed during [***].

Project costs and billing
--------------------------------------------------------------------------------

/ / This is a fixed-price engagement. Requirements outside the current scope of work may extend the duration of this project and will be billed on a time and materials basis at one-and-a-half (1.5) times the Predictive Systems standard rate.

/ / If the client fails to meet the Assumptions presented on page 8 and Predictive Systems' final deliverables are affected in any way, the client is still under obligation for the full amount of the original fixed-price quote.

/ / Predictive Systems will conduct this service during normal working hours.
    Predictive Systems' Business Manager must schedule and approve holiday and weekend activity in advance. Predictive Systems will bill holiday activities on a time and materials basis at two (2) times the standard rate.

/ / Travel and living expenses are not included in these rates (See Scope and Cost" pg. 11). The client is responsible for any travel and living expenses required for project work performed outside a 50-mile radius of the Predictive Systems regional office in Santa Cruz, California. The client is also responsible for travel and living expenses for any specialized resources assigned to this engagement from outside the Predictive Systems Western Region.

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 12 -

[GRAPHIC OMITTED]

/ / Predictive Systems will submit monthly invoices. Payment is required within thirty (30) days of invoice receipt.

/ / Cisco Systems will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required to complete this project.


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 13 -

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***].

Direct all technical communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***]

[***] of Cisco Systems will appoint management and technical contacts who will serve as liaisons between Cisco Systems and the Predictive Systems management and technical contacts.


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 14 -

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Signed                                   Name



--------------------------------------------------------------------------------
  Cisco Systems Title                    Date

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 15 -

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Cisco Systems ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated October 5, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Cisco Systems


--------------------------------------------------------------------------------
Signature                      Title                                  Date
--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 16 -

[GRAPHIC OMITTED]


Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 17 -

[GRAPHIC OMITTED]

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.


[***]
--------------------------------------------------------------------------------

Enterprise                                                           Information
Network                                                                 Security
Management



Internetwork
Design and                                                           Performance
Engineering                                                          Management



[***]


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 18 -

[GRAPHIC OMITTED]


[***]



          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 19 -

[GRAPHIC OMITTED]


[***]


          Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                          - 20 -

                                                                January 24, 2000

Cisco Systems, Inc.
Corporate Investigations
170 West Tasman Drive
San Jose, CA 95134-1706

Statement of Work/Attachment A-Addendum

Dear [***]:

This is to confirm the agreement from our discussions since on January 19, 2000. During these discussions, Cisco Systems ("Cisco") and Predictive Systems ("Predictive") agreed that Cisco, would retain Predictive for [***] continuing from Wednesday, January 19, 2000.

Cisco will retain Predictive for [***] services and will issue a valid Purchase Order [***]. Services will be estimated at an amount [***] to be billed as a separate line item, as necessary, toward travel and expenses. Should the engagement continue past January 31, 2000, these services and activities will be considered out of scope and require a separate addendum and pricing.

Predictive Systems consultants will:

o    [***]
o Arrive in [***] for [***] on Tuesday, January 25th. Other possible locations may be determined on Monday, January 24th.
o Provide a report of their actions regarding the project and the completion of the project.
o    [***]

Cisco Systems agrees to provide Predictive with access to and use of Cisco Systems' [***] for Predictive to perform the Services. Predictive agrees to promptly inform Cisco Systems in writing if, in Predictive's judgment, [***] or if timely performance of the Services may be jeopardized for any reason.



---------------------                       ---------------------
[***]                                       [***]



      Cisco Proprietary: Attorney-Client Privilege, Attorney Work Product Predictive Systems Inc. Confidential/Subject to Non-Disclosure Agreement

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

January 17, 2000

Cisco Systems, Inc.
Corporate Investigations
170 West Tasman Drive
San Jose, CA 95134-1706

Statement of Work/Attachment A

Dear [***]:

This is to confirm the agreement from our meeting on January 14, 2000. In this meeting, Cisco Systems ("Cisco") and Predictive Systems ("Predictive") agreed that Cisco, would retain Predictive for [***] (hereafter, "Services") beginning Monday, January 17, 2000.

Cisco will retain Predictive for [***] and will issue a valid Purchase Order [***] to be billed as a separate line item, as necessary, toward travel and expenses. Should the engagement continue past January 19, 2000, these services and activities will be considered out of scope and require a separate addendum and pricing.

Predictive Systems consultants will:

o    [***]

o Arrive at [***] on Tuesday evening (the [***] site will only require a Wednesday visit) [***] on Wednesday, January 19th.

o Provide a report of their actions regarding the project and the completion of the project.

Cisco Systems agrees to provide Predictive with [***] for Predictive to perform the Services. Predictive agrees to promptly inform Cisco Systems in writing if, in Predictive's judgment, [***] or if timely performance of the Services may be jeopardized for any reason.



----------------------                      ------------------------
[***]                                       [***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

January 25, 2000

Cisco Systems, Inc.
170 W. Tasman Dr.
San Jose, CA  95134-1706

Statement of Work/Attachment A-Addendum to [***]

Dear [***]:

This is to confirm the agreement from your discussion with [***] and your email sent on January 19th. Cisco Systems ("Cisco") and Predictive Systems ("Predictive") agreed that Cisco Systems would retain Predictive for [***] (hereafter, "Services") beginning February 1, 2000 (or mutually agreed upon date).

Cisco will retain Predictive [***] and will issue an additional valid Purchase Order [***]. Services will be [***] for the expansion of scope stated below. As discussed on January 25th with [***], any indication that the service cost will exceed the purchase order amount, additional funds will be processed immediately. The project final report and presentation will be delivered by April 15, 2000. Should the engagement continue past April 15, 2000 these services and activities will be considered out of scope and require a separate addendum and pricing.

Predictive Systems consultants will:
(Refer to Scope and Cost on pg. 11 of [***])

o [***]
o [***]
o [***]
o [***]

Cisco Systems agrees to provide Predictive with [***] (hereafter "company resources") to the extent necessary for Predictive to perform the Services. Predictive agrees to promptly inform Cisco Systems in writing if, in Predictive Systems' judgment, the company resources are in any way [***].


------------------------------------        ------------------------------------
Cisco Systems                               Marlene Bell
                                            Vice President Business Development
                                            Western Region



--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
[***]

for Cisco Systems
--------------------------------------------------------------------------------

February 18, 2000


                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                        PREDICTIVE SYSTEMS CONFIDENTIAL

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***] is responsible for the development of this document.

Contact:

[***]
Predictive Systems, Inc.
1121 Pacific Avenue
Santa Cruz, CA 95060
Telephone: (831) 460-3100

Revision history

-------------------- --------------------- -------------------------------- --------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.0, 2.0             1/7/2000,
                     1/26/2000
-------------------- --------------------- -------------------------------- --------------------------------
3.0, 3.1             2/3/2000,2/18/200
-------------------- --------------------- -------------------------------- --------------------------------

Predictive Systems approval:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signed                                               Name

--------------------------------------------------------------------------------
Title                                                Date


[***]
February 18, 2000


Copyright(C)2000, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Cisco Systems without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
                                      [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------
Introduction                                                                   1
  Nondisclosure                                                                1
  Deadline for response                                                        1

Proposed statement of work                                                     2
  Project: [***]                                                               2
                                                                               2
                                                                               3
                                                                               3
                                                                               3
  Deliverables                                                                 4

Assumptions                                                                    5

Reporting methods                                                              6
    Status reports                                                             6
    Status meetings                                                            6

Scope and cost                                                                 7
    Project costs and billing                                                  7

Contacts                                                                       9

Project authorization                                                         10

About Predictive Systems                                                      11
  Predictive Systems' services                                                11
  Predictive Systems' practice areas                                          12
    [***]                                                                     12



                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

Cisco Systems has requested Predictive Systems(TM) [***].

The project goals are to:

o   [***]

o

o

    o   [***]

    o

    o

    o

    o

Nondisclosure
--------------------------------------------------------------------------------

All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Cisco Systems in confidence, with the understanding that it will not, without prior written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

This proposal is valid for thirty (30) days from the date of issuance, unless extended in writing by Predictive Systems.


                Owner: [***]/ Subject to nondisclosure agreement
                                     [***]

                    PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Proposed statement of work
--------------------------------------------------------------------------------

Project: Border router review
--------------------------------------------------------------------------------

The review will include [***]:

o   [***]

o

o


Review [***]
--------------------------------------------------------------------------------

Predictive Systems' [***].

[***]

See "Deliverables" on page 4 for additional areas addressed in the final report. In addition, the weekly status meeting gives Cisco Systems, the opportunity to address any slight modifications necessary. If a reason is discovered to focus beyond what is stated in this scope of work, an addendum can be created to address those needs.


                Owner: [***] / Subject to nondisclosure agreement
                                     [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL
                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]

Predictive Systems will [***].

Recommend [***]
--------------------------------------------------------------------------------

In order to recommend [***] Predictive Systems will:

o   [***]

o

o

[***]

Predictive Systems will [***].

[***]
--------------------------------------------------------------------------------

Predictive Systems will classify the services and [***]. By classifying the information, Predictive Systems can [***].

Data analysis and report generation
--------------------------------------------------------------------------------

All data will be gathered and reviewed onsite.

Predictive Systems [***].


                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Deliverables
--------------------------------------------------------------------------------

[***]

[***]

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Assumptions
--------------------------------------------------------------------------------

In proposing this statement of work, Predictive Systems makes the following assumptions:

o   [***]

o   [***]

o   [***]

o   [***]

o   [***]

o   [***]

o Cisco Systems will assign the appropriate personnel to work with the Predictive Systems team during the course of this project.

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Reporting methods
--------------------------------------------------------------------------------

Status reports
--------------------------------------------------------------------------------

The Predictive Systems team will provide a weekly status report in electronic format to the Cisco Systems Program Manager. This brief report will list any items that were completed the previous week along with any open items for the current week. The purpose of this report is to provide weekly information on the status of the project and any outstanding issues. The latest report will be available each Monday morning.

Status meetings
--------------------------------------------------------------------------------

The Predictive Systems [***] will hold weekly status meetings with the Cisco Systems team. These status meetings should be held at the same time and day every week (time and day to be determined). The purpose of the status meetings will be to review all work performed by the Predictive Systems' team and review the open items and list of work scheduled for the following week. These meetings will also provide a platform for reviewing any new issues or additional project requirements.



                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Scope and cost
--------------------------------------------------------------------------------


The following estimates are based on information received from Cisco Systems by Predictive Systems.

Table 1    Project duration
---------- ----------------------------------- ------------
Item       Deliverable                         Time
---------- ----------------------------------- ------------
1          [***]                               3 weeks
---------- ----------------------------------- ------------
2          [***]                               1 week
---------- ----------------------------------- ------------

Predictive Systems estimates the projected cost of the project as follows:
--------------------------------------------------------------------------------

Table 2  Costs
----------------------------------------------------------- --------------------
Item                                                          Costs
----------------------------------------------------------- --------------------
[***]                                                       [***]
----------------------------------------------------------- --------------------
[***]                                                       [***]
----------------------------------------------------------- --------------------
Total                                                       [***]
----------------------------------------------------------- --------------------

Due to the nature and expected acceptance date of this project, it is expected that there will be little travel and living expenses. Travel and Expenses are not to exceed [***].

Project costs and billing
--------------------------------------------------------------------------------

o This is a fixed-price engagement. Requirements outside the current scope of work may extend the duration of this project and will be billed on a time and materials basis at [***] the Predictive Systems standard rate.

o If the client fails to meet the Assumptions presented on page 5 and Predictive Systems' final deliverables are affected in any way, the client is still under obligation for the full amount of the original fixed-price quote.

o Predictive Systems will conduct this service during normal working hours. Predictive Systems' Business Manager must schedule and approve holiday and weekend activity in advance. Predictive Systems will bill holiday activities on a time and materials basis at [***] the standard rate.

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

o Travel and living expenses are not included in these rates. The client is responsible for any travel and living expenses required for project work performed outside a 50-mile radius of the Predictive Systems regional office in Santa Cruz, California. The client is also responsible for travel and living expenses for any specialized resources assigned to this engagement from outside the Predictive Systems Western Region.

o Predictive Systems will submit monthly invoices. Payment is required within thirty (30) days of invoice receipt.

o Cisco Systems will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required to complete this project.


                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

Direct all business and management communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***].

Direct all technical communications regarding this project to [***] of Predictive Systems. [***] can be reached at [***].

[***] of Cisco Systems will appoint management and technical contacts who will serve as liaisons between Cisco Systems and the Predictive Systems management and technical contacts.

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                             Name



--------------------------------------------------------------------------------
Cisco Systems Title                                Date


Terms and conditions bound by Cisco Systems - Predictive Systems master service agreement.


                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
About Predictive Systems
--------------------------------------------------------------------------------

Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
(ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical networks. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

Predictive Systems' practice areas
--------------------------------------------------------------------------------

Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.


Enterprise                                                           Information
Network                                                              Secrity
Management




Internetwork
Design and                                                           Performance
Engineering                                                           Management





                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

[***]
--------------------------------------------------------------------------------

[***]



                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]


                Owner: [***]/ Subject to nondisclosure agreement
                                      [***]

                         PREDICTIVE SYSTEMS CONFIDENTIAL

                                     [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________


CISCO SYSTEMS
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                            Vendor Statement of Work
--------------------------------------------------------------------------------

This Statement of Work ("SOW" or "Agreement") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, with offices at Atlanta, GA as of the date last written below.


The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other Statement of Work, which may be executed.


IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

CISCO SYSTEMS INC.                         PREDICTIVE SYSTEMS
By:__________________________________      By:__________________________________
Name:________________________________      Name:________________________________
Title:_______________________________      Title:_______________________________
Date:________________________________      Date:________________________________


1. PROJECT SCOPE. This Statement of Work defines the Services and the Deliverables that Predictive Systems shall provide to Customer under the terms of the Agreement ("Services"). Services shall be provided during normal hours of business (Monday through Friday 8:00am to 5:00pm local time, excluding Cisco observed holidays). A list of Cisco observed holidays could be provided upon request.

     Cisco shall provide Services (as described in Section 4 hereof) for the following Customer site(s):

     1.1 Location:

         Customer:    [***]

         Address:     [***]
         Contact:     [***]
         Main No.     [***]
         Phone No.    [***]
         Fax No.      [***]
         Email:       [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



2.       RESOURCE DESCRIPTION and RATE.

         [***]



3.   SCHEDULE.

     [***]



4.   RESPONSIBILITIES OF THE PARTIES:

4.1      [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



5.   PURCHASE ORDER ISSUANCE
         Customer shall place orders for the Services defined herein by issuing a written Purchase Order signed by an authorized representative, indicating the following:

         5.1      Services required by reference to this SOW and task/sites;
         5.2      Quantity;
         5.3      Price;
         5.4      Requested service date;
         5.5      Bill-to address;
         5.6      Service-to address;
         5.7      Primary site contact; and
         5.8      Tax exemption certificates, if applicable

         All Purchase Orders issued for the Services identified in this SOW shall reference the SOW and the Agreement. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence, and any and all verbal communications. All Purchase Orders must be approved and accepted by Cisco at San Jose, CA.

6.   ASSUMPTIONS. [***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                       3

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



7.       CHANGE MANAGEMENT PROCEDURES:

     7.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:
           7.1.1 Customer's changes to the scope of work and/or specifications for the Deliverables,
           7.1.2 Customer's changes to the Implementation Plan,
           7.1.3 Non-availability of resources which are beyond either party's control; and/or,
           7.1.4 Environmental or architectural impediments not previously identified.

     7.2 In the event either party desires to change this Statement of Work, the following procedures will apply:

           7.2.1 The party requesting the change will deliver a change request document ("Change Request") to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.
           7.2.2 A Change Request may be initiated either by the customer or by Cisco for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.
           7.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

     7.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.




8.   DURATION OF WORK/SCHEDULE.

     A requested Service commencement date is to be included in Customer's Purchase Order subject to confirmation by Cisco.

9.   COMPLETION.  [***]


10.  PAYMENT. [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________


11.  PRIMARY CONTACTS

     Unless otherwise specified on the Purchase Order which has been accepted by Cisco, the primary contact for the Customer shall be:

     Customer Contact:                         Cisco Contact:
     Telephone Number:                         Telephone Number:
     Facsimile Number:                         Facsimile Number:
     E-mail address:                           E-mail address:

12.      ADDITIONAL TERMS

     12.1         WARRANTY.
                  NOTHING IN THIS AGREEMENT SHALL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY CUSTOMER. ANY AND ALL SERVICES AND DELIVERABLES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. CUSTOMER MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO'S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE EQUIPMENT LIST OR SOW AND RETURN OF THE PORTION OF THE FEES PAID TO CISCO BY CUSTOMER FOR SUCH NON-CONFORMING SERVICES OR DELIVERABLES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN SECTION 12.2 HEREOF.

     12.2         LIMITATION OF LIABILITY.
                  NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY OF CISCO, ITS SUPPLIERS AND ITS SUBCONTRACTORS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNTS PAID BY CUSTOMER TO CISCO UNDER THE EXHIBIT GIVING RISE TO SUCH LIABILITY FOR THE SERVICES THAT WERE PROVIDED DURING THE SIX MONTHS PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY OR, IN THE CASE OF PROFESSIONAL SERVICES, SHALL BE LIMITED TO THE AMOUNT PAID BY CUSTOMER TO CISCO UNDER THE SOW GIVING RISE TO SUCH LIABILITY DURING THE SIX MONTHS PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY. THE LIABILITY OF CISCO AND ITS SUPPLIERS UNDER EACH THIS SOW SHALL BE CUMULATIVE AND NOT PER INCIDENT.

     12.3         CONSEQUENTIAL DAMAGES WAIVER.
                  IN NO EVENT SHALL CISCO, ITS SUPPLIERS OR ITS SUBCONTRACTORS BE LIABLE FOR (A) ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE OR (B) ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE EQUIPMENT OR SERVICES IN EACH CASE, EVEN IF CISCO OR ITS SUPPLIERS HAVE BEEN INFORMED OF THE POSSIBILITY THEREOF\

     12.4         CONFIDENTIAL INFORMATION.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________


   12.4.1 Customer acknowledges that, in connection with this Agreement and its relationship with Cisco, it may obtain information relating to the Products or to Cisco, which is of a confidential and proprietary nature ("Confidential Information"). Such Confidential Information may include, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, software source documents, data, customer lists, financial information, and sales and marketing plans or information which Customer knows or has reason to know is confidential, proprietary or trade secret information of Cisco, as well as any information posted on CCO. Customer shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Customer disclose any such Confidential Information to third parties without Cisco's written consent. Customer further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in Customer's possession, custody, or control upon termination of this Agreement at any time and for any reason. The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of Customer's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Customer's possession; (c) subsequent to disclosure hereunder is obtained by Customer on a nonconfidential basis from a third party who has the right to disclose such information to the Customer; (d) is required to be disclosed pursuant to a court order, so long as Cisco is given adequate notice and the ability to challenge such required disclosure.
   12.4.2 Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

12.5 This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________




[GRAPHIC OMITTED]               APPENDIX A-1



                                                       Milestone Number: _______


                    MILESTONE/SERVICE COMPLETION CERTIFICATE


Pursuant to the above referenced Statement of Work (collectively, the "Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                             Date
-----------------                                             ----
[***]









Acknowledged and Agreed:                       Acknowledged and Agreed:

___________________________________            _________________________________
("Customer")                                   Cisco Project Manager

By:________________________________            By:______________________________


Name:______________________________            Name:____________________________


Title:_____________________________            Title:___________________________


Date:______________________________            Date:____________________________

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Statement of Work
--------------------------------------------------------------------------------

This Statement of Work ("SOW" or "Agreement") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, with offices at Atlanta, GA as of the date last written below.


The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other Statement of Work, which may be executed.


IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

CISCO SYSTEMS INC.                            PREDICTIVE SYSTEMS
By:_______________________________            By:_______________________________
Name:_____________________________            Name:_____________________________
Title:____________________________            Title:____________________________
Date:_____________________________            Date:_____________________________


1. PROJECT SCOPE. This Statement of Work defines the Services and the Deliverables that Predictive Systems shall provide to Customer under the terms of the Agreement ("Services"). Services shall be provided during normal hours of business (Monday through Friday 8:00am to 5:00pm local time, excluding Cisco observed holidays). A list of Cisco observed holidays could be provided upon request.

    Cisco shall provide Services (as described in Section 4 hereof) for the following Customer site(s):

    1.1 Location:

        Customer:    World Star Communications

         Address:    [***]
         Contact:    [***]
         Phone No.   [***]
         Fax No.     [***]
         Email:      [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



2.  RESOURCE DESCRIPTION and RATE.

[***]

3.  SCHEDULE.

[***]

4.  RESPONSIBILITIES OF THE PARTIES:

    4.1  Onsite Support

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



5.  PURCHASE ORDER ISSUANCE

    Customer shall place orders for the Services defined herein by issuing a written Purchase Order signed by an authorized representative, indicating the following:

    5.1    Services required by reference to this SOW and task/sites;
    5.2    Quantity;
    5.3    Price;
    5.4    Requested service date;
    5.5    Bill-to address;
    5.6    Service-to address;
    5.7    Primary site contact; and
    5.8    Tax exemption certificates, if applicable

    All Purchase Orders issued for the Services identified in this SOW shall reference the SOW and the Agreement. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence, and any and all verbal communications. All Purchase Orders must be approved and accepted by Cisco at San Jose, CA.

6.  ASSUMPTIONS. [***]


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



7.  CHANGE MANAGEMENT PROCEDURES:

    7.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:

        7.1.1 Customer's changes to the scope of work and/or specifications for the Deliverables,

        7.1.2  Customer's changes to the Implementation Plan,

        7.1.3 Non-availability of resources which are beyond either party's control; and/or,

        7.1.4 Environmental or architectural impediments not previously identified.

    7.2 In the event either party desires to change this Statement of Work, the following procedures will apply: 7.2.1 The party requesting the change will deliver a change request document ("Change Request") to the other party.

        7.2.1 The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.

        7.2.2 A Change Request may be initiated either by the customer or by Cisco for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.

        7.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

    7.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.




8.  DURATION OF WORK/SCHEDULE.

    A requested Service commencement date is to be included in Customer's Purchase Order subject to confirmation by Cisco.

9.  COMPLETION. [***]

10. PAYMENT. [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________



11. PRIMARY CONTACTS

    Unless otherwise specified on the Purchase Order which has been accepted by Cisco, the primary contact for the Customer shall be:

    Customer Contact:                        Cisco Contact:
    Telephone Number:                        Telephone Number:
    Facsimile Number:                        Facsimile Number:
    E-mail address:                          E-mail address:

12. ADDITIONAL TERMS

    12.1 WARRANTY.

         NOTHING IN THIS AGREEMENT SHALL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY CUSTOMER. ANY AND ALL SERVICES AND DELIVERABLES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. CUSTOMER MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO'S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE EQUIPMENT LIST OR SOW AND RETURN OF THE PORTION OF THE FEES PAID TO CISCO BY CUSTOMER FOR SUCH NON-CONFORMING SERVICES OR DELIVERABLES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN SECTION 12.2 HEREOF.

    12.2 LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY OF CISCO, ITS SUPPLIERS AND ITS SUBCONTRACTORS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNTS PAID BY CUSTOMER TO CISCO UNDER THE EXHIBIT GIVING RISE TO SUCH LIABILITY FOR THE SERVICES THAT WERE PROVIDED DURING THE SIX MONTHS PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY OR, IN THE CASE OF PROFESSIONAL SERVICES, SHALL BE LIMITED TO THE AMOUNT PAID BY CUSTOMER TO CISCO UNDER THE SOW GIVING RISE TO SUCH LIABILITY DURING THE SIX MONTHS PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY. THE LIABILITY OF CISCO AND ITS SUPPLIERS UNDER EACH THIS SOW SHALL BE CUMULATIVE AND NOT PER INCIDENT.

    12.3 CONSEQUENTIAL DAMAGES WAIVER.

         IN NO EVENT SHALL CISCO, ITS SUPPLIERS OR ITS SUBCONTRACTORS BE LIABLE FOR (A) ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE OR (B) ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE EQUIPMENT OR SERVICES IN EACH CASE, EVEN IF CISCO OR ITS SUPPLIERS HAVE BEEN INFORMED OF THE POSSIBILITY THEREOF.

    12.4 CONFIDENTIAL INFORMATION.

         12.4.1 Customer acknowledges that, in connection with this Agreement and its relationship with Cisco, it may obtain information relating to the Products or to Cisco, which is of a confidential and proprietary nature ("Confidential Information"). Such Confidential Information may include, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, software source documents, data, customer lists, financial information, and sales and marketing plans or information which Customer knows or has reason to know is confidential, proprietary or trade secret information of Cisco, as well as any information posted on CCO. Customer shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Customer disclose any such Confidential Information to third parties without Cisco's written consent. Customer further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in Customer's possession, custody, or control upon termination of this Agreement at any time and for any reason. The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of Customer's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Customer's possession; (c) subsequent to disclosure hereunder is obtained by Customer on a nonconfidential basis from a third party who has the right to disclose such information to the Customer; (d) is required to be disclosed pursuant to a court order, so long as Cisco is given adequate notice and the ability to challenge such required disclosure.

         12.4.2 Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

12.5 This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.

[GRAPHIC OMITTED]                            Master Agreement Number:__________
                                             Statement of Work Number:__________
                                                       Project Number:__________




                                  APPENDIX A-1



                                                       Milestone Number: _______


                    MILESTONE/SERVICE COMPLETION CERTIFICATE


Pursuant to the above referenced Statement of Work (collectively, the "Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                                         Date
-----------------                                                         ----
[***]









Acknowledged and Agreed:                 Acknowledged and Agreed:

___________________________________      ___________________________________
("Customer")                             Cisco Project Manager

By:________________________________      By:________________________________

Name:______________________________      Name:______________________________

Title:_____________________________      Title:_____________________________

Date:______________________________      Date:______________________________

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Statement of Work
--------------------------------------------------------------------------------

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, Inc. with offices at 17950 Preston Road Suite 1050, Dallas, Texas 75252_ ("Subcontractor") as of the date last written below ("Effective Date").

This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor. This SOW defines the services and deliverables that Subcontractor shall provide to Cisco under the terms of the Agreement ("Services"). The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs, which may be executed and attached to the Agreement.

This SOW consists of this signature page and the following sections which are incorporated in this SOW by this reference:

                  1. Project Scope
                  2. Responsibilities of the Parties
                  3. Completion
                  4. Pricing and Payment
                  5. Change Management Procedures
                  6. Appendix A - Milestone/Service Completion
                  7. Appendix B - Additional Customer Locations
                  8. Appendix C - Change Request
                  9. Appendix D - Travel and Expense Guidelines

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

CISCO SYSTEMS, INC.                             Predictive Systems, Inc.
By:____________________________                 By:_____________________________
Name:__________________________                 Name:___________________________
Title:_________________________                 Title:__________________________
Date:__________________________                 Date:___________________________

Custom SOW [***]
rev. 111499


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______

1. PROJECT SCOPE.

   1.1 Services:
       [***]


   1.2 Deliverables: [***]

   1.3 Project Schedule:
       [***]

   1.4 Location Information:
       [***]

       Additional Customer locations, if any, are listed in Appendix B attached hereto.

   1.5 Primary Contacts: Unless specified otherwise in writing, the primary contacts for Customer, Cisco and Subcontractor shall be:
       [***]

2. RESPONSIBILITIES OF THE PARTIES.

   2.1 [***]
       [***]

Custom SOW [***]
rev. 111499

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______

             [***]


       2.1.2 Cisco shall ensure the following Customer responsibilities shall be performed:
             a) Designating a person to whom all Subcontractor communications may be addressed and who has the authority to act on all aspects of the Services. Such person shall be identified and the Customer Project Manager in Section 1.5 of this SOW.
             b) Designating a back up when the primary Customer Project Manager is not available.
             c) Providing adequate workspace for all Subcontractor project personnel.
             d) Providing a project staging area with telephone and modem line.
             e) [***]
             f) Providing unrestricted (24x7) access to Customer facilities. In addition, provide reasonable access to applicable Customer sites to include computer data centers, facilities, workspace and telephone for Subcontractor's use during the project.
             g) Providing Subcontractor a complete and documented network architecture plan that would provide physical and logical schematics (Visio format preferred) prior to service commencement.
             h) Unless otherwise agreed to by the parties, responding within two (2) business days of Subcontractor's request for documentation or information needed for the Project.

3. COMPLETION. [***]

4. PRICING AND PAYMENT.

   4.1 [***]

   4.2 [***]

Custom SOW [***]
rev. 111499

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 3 of 9

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______

   4.3 [***]

5. CHANGE MANAGEMENT PROCEDURES.

   5.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:
       5.1.1 Cisco's and/or Customer's changes to the scope of work and/or specifications for the Deliverables,
       5.1.2 Non-availability of resources which are beyond either party's control; and/or,
       5.1.3 Environmental or architectural impediments not previously identified.

   5.2 In the event either party desires to change this Statement of Work, the following procedures will apply:

       5.2.1 The party requesting the change will deliver a Change Request document (Appendix C) to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.
       5.2.2 A Change Request may be initiated by either party for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.
       5.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of this SOW.

   5.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.

Custom SOW [***]
rev. 111499

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                   APPENDIX A
                    MILESTONE/SERVICE COMPLETION CERTIFICATE
--------------------------------------------------------------------------------

Pursuant to the above referenced Statement of Work between Cisco Systems, Inc. ("Cisco") and Predictive Systems, Inc. ("Subcontractor"), Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described below has been completed in a satisfactory manner on the date indicated below:



Milestone/Service                                    Date
-----------------                                    ----














                                               Acknowledged and Agreed:

                                               CISCO SYSTEMS, INC.

                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                                               Date:____________________________

Custom SOW [***]
rev. 111499


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______

[GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
                                            Appendix B - Customer Installation Locations
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Site Name                                Product            Quantity           Contact            Phone               Closet Phone
Address
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Custom SOW [***]
rev. 111499

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                           APPENDIX C - CHANGE REQUEST
--------------------------------------------------------------------------------


In reference to the section titled Change Management Procedures of the above referenced Statement of Work between Cisco Systems, Inc. ("Cisco") and Predictive Systems, Inc. , ("Subcontractor"), both parties hereby certify, by the signature of an authorized representative, that this Change Management Request will amend and be fully incorporated into the existing Statement of Work
(SOW).


1.   Reason for Change Request:


2.   Changes to SOW:


3.   Impact (cost, schedule):




IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Change Management Request to be fully executed.


CISCO SYSTEMS, INC.                            Predictive Systems, Inc.

By:______________________________              By:______________________________

Name:____________________________              Name:____________________________

Title:___________________________              Title:___________________________

Date:____________________________              Date:____________________________


Custom SOW [***]
rev. 111499

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                   APPENDIX D - Travel and Expense Guidelines
--------------------------------------------------------------------------------


[***]


Custom SOW [***]
rev. 111499


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 8 of 9

Cisco Systems, Inc.   Professional Services Subcontract Agreement Number:_______
CONFIDENTIAL                                    Statement of Work Number:_______
                                                       Project ID Number:_______


[GRAPHIC OMITTED]



[***]




Custom SOW [***]                                                     Page 9 of 9
rev. 111499


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____



--------------------------------------------------------------------------------
                Statement of Work for Network Staff Augmentation
--------------------------------------------------------------------------------

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems with offices at New York, NY("Subcontractor") as of the date last written below ("Effective Date").

This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor. This SOW defines the services and deliverables that Subcontractor shall provide to Cisco under the terms of the Agreement ("Services"). The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs, which may be executed and attached to the Agreement.

This SOW consists of this signature page and the following sections which are incorporated in this SOW by this reference:

                  1.       Project Scope
                  2.       Responsibilities of the Parties
                  3.       Completion
                  4.       Pricing and Payment
                  5.       Change Management Procedures
                  6.       Appendix A - Time Sheet
                  7.       Appendix B - Change Request


IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

CISCO SYSTEMS, INC.                PREDICTIVE SYSTEMS

By:                                         By:
    -------------------------------             -------------------------------
Name:                                       Name:
      -----------------------------               -----------------------------
Title:                                      Title:
       ----------------------------                ----------------------------
Date:                                       Date:
      -----------------------------               -----------------------------


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 1 of 6

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____


[GRAPHIC OMITTED]


1. PROJECT SCOPE.Subcontractor shall provide Services at the Customer location(s) specified in Section 1.3.

   1.1 Services:

       [***]

   1.2  Project Schedule:

       1.2.1 Project objectives, deliverables and schedules will be developed by Cisco Program Manager and Customer as required.

   1.3 Customer Location Information:

        [***]


   1.4 Primary Contacts. Unless specified otherwise in writing, the primary contacts for Customer, Cisco and Subcontractor shall be:

[***]

2. RESPONSIBILITIES OF THE PARTIES.

   [***]


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 2 of 6

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____

3. COMPLETION. Cisco shall insure that the proper personnel are available to review and approve weekly time reporting by Subcontractor's assigned personnel. This Cisco approved time reporting (see Appendix A) will form the only basis for invoicing.

4. PRICING AND PAYMENT.

   4.1 Pricing:

[***]

   4.2 Purchase Order Issuance: Within 15 business days following the Effective Date of this SOW, Cisco shall place orders for Services by issuing a written Purchase Order to Subcontractor for the total amount indicated in
       Section 4.1. Subcontractor shall not commence Services until a Cisco Purchase Order is received; any Services performed by Subcontractor prior to Cisco issuing its Purchase Order shall be at Subcontractor's sole risk. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications.

   4.3 Invoicing and Payment: Subcontractor shall invoice Cisco monthly or upon completion of Services, which ever comes first. [***]. Payment shall be due 30 days from date of invoice. Invoices shall be sent to the following address:

              Cisco Systems, Inc.
              P.O. Box 641570
              San Jose, CA 95164-1570
              Attn: Accounts Payable

5.   CHANGE MANAGEMENT PROCEDURES.

   5.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:
        5.1.1 Cisco's and/or Customer's changes to the scope of work and/or specifications for the Deliverables,
        5.1.2 Non-availability of resources which are beyond either party's control; and/or,
        5.1.3 Environmental or architectural impediments not previously identified.

   5.2 In the event either party desires to change this Statement of Work, the following procedures will apply:
        5.2.1 The party requesting the change will deliver a Change Request document (Appendix B) to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.
        5.2.2 A Change Request may be initiated by either party for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 3 of 6

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____


              additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.
       5.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of this SOW.

   5.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 4 of 6

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                   APPENDIX A
                    MILESTONE/SERVICE COMPLETION CERTIFICATE
--------------------------------------------------------------------------------


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 5 of 6

Cisco Systems, Inc.     Professional Services Subcontract Agreement Number:_____
CONFIDENTIAL                                      Statement of Work Number:_____
                                                         Project ID Number:_____


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                           APPENDIX B - CHANGE REQUEST
--------------------------------------------------------------------------------


In reference to the section titled Change Management Procedures of the above referenced Statement of Work between Cisco Systems, Inc. ("Cisco") and _____________ , ("Subcontractor"), both parties hereby certify, by the signature of an authorized representative, that this Change Management Request will amend and be fully incorporated into the existing Statement of Work (SOW).


1.   Reason for Change Request:



2.   Changes to SOW:



3.   Impact (cost, schedule):




IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Change Management Request to be fully executed.



CISCO SYSTEMS, INC.                         --------------------

By:                                         By:
    -------------------------------             -------------------------------
Name:                                       Name:
      -----------------------------               -----------------------------
Title:                                      Title:
       ----------------------------                ----------------------------
Date:                                       Date:
      -----------------------------               -----------------------------


[***] Partner SOW
(rev. 111599)
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                     Page 6 of 6

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Statement of Work
--------------------------------------------------------------------------------

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, with offices at 17950 Preston Rd., Suite 1050, Dallas, TX 75252 ("Subcontractor") as of the date last written below ("Effective Date").

This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor. This SOW defines the services and deliverables that Subcontractor shall provide to Cisco under the terms of the Agreement ("Services"). The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs, which may be executed and attached to the Agreement.

This SOW consists of this signature page and the following sections which are incorporated in this SOW by this reference:

                  1.   Project Scope
                  2.   Responsibilities of the Parties
                  3.   Completion
                  4.   Pricing and Payment
                  5.   Change Management Procedures


IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

CISCO SYSTEMS, INC.                        PREDICTIVE SYSTEMS, INC.

By:____________________________________    By:__________________________________

Name:__________________________________    Name:________________________________

Title:_________________________________    Title:_______________________________

Date:__________________________________    Date:________________________________

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]

1.   PROJECT SCOPE.

     1.1 Services:

         1.1.1 As more fully described in Section 2 Responsibilities of the Parties, Subcontractor shall provide those services at the Customer location(s) specified in Section 1.4.


                       [***]




         1.1.2 Unless specified otherwise in this SOW, Services shall be performed during the normal Business Day defined as 8:00 a.m. to 6:00 p.m. Monday through Friday local time, excluding Cisco observed holidays. A list of Cisco observed holidays will be provided upon request.



1.2      Deliverables:

                           None.

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]
1.3      Tentative Project Schedule:



[***]





    1.4  Location Information:

         [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]


         Additional Customer locations, if any, are listed in Appendix B attached hereto.


     1.5 Primary Contacts: Unless specified otherwise in writing, the primary contacts for Customer, Cisco and Subcontractor shall be:

 Customer Contact:    [***]
 Telephone Number:
 Facsimile Number:
 E-mail address:

 Cisco Contact:       [***]
 Telephone Number:
 Facsimile Number:
 E-mail address:

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]


2.  RESPONSIBILITIES OF THE PARTIES.

    2.1 Project Management:

         2.1.1 Subcontractor is responsible for the following work through on-site and remote Project Management:
          a) Providing a single point of contact designated as the Subcontractor Program Manager for all Project Support issues, and designating a back up when the primary contact is not available.
          b)   Providing network design and implementation management
          c) Receiving and reviewing logical/physical Project schematics from Customer
          d)   Developing the Network Implementation Plan.
          e) Developing the installation schedule in coordination with Customer.
          f) Working with Customer to develop site readiness and completion criteria.
          g)   Developing Site Completion Sheet and procedures
          h) Providing site/service completion to Customer to be reviewed and executed by the Customer Project Manager or designated representative in accordance with Section 1.5 of this SOW.

    2.1.2 Cisco shall ensure the following Customer responsibilities shall be performed:
          a) Designating a person to whom all Subcontractor communications may be addressed and who has the authority to act on all aspects of the Services. Such person shall be identified and the Customer Project Manager in Section 1.5 of this SOW.
          b) Designating a back up when the primary Customer Project Manager is not available.
          c) Site Preparation. Customer shall perform site surveys and prepare the installation site(s) according to the site preparation guide.
          d) Providing adequate workspace for all Subcontractor project personnel.
          e)   Providing a project staging area with telephone and modem line.
          f)   [***]
          g) Providing unrestricted (24x7) access to Customer facilities. In addition, provide reasonable access to applicable Customer sites to include computer data centers, facilities, workspace and telephone for Subcontractor's use during the project.
          h) Providing Subcontractor a complete and documented network architecture plan that would provide physical and logical schematics (Visio format preferred) prior to service commencement.
          i)   Unless otherwise agreed to by the parties, responding within two
               (2) business days of Subcontractor's request for documentation or information needed for the Project.
          j)   [***]

     2.2 Staging:

         2.2.1  Subcontractor shall be responsible for the following:

         [***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                    Page 5 of 10

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]

               [***]



         2.2.2 Cisco shall ensure the following Customer responsibilities shall be performed:
          a) Providing a configuration template together with the site specific configuration variables for Product in a spreadsheet format at least 20 business days before scheduled installation date. The configuration variables include but are not limited to:
               o Internet Protocol Address and sub-network mask for each interface to be configured.
               o SNMP configuration data-SNMP trap host address, community strings, etc.

     2.3 Installation:

         2.3.1  Subcontractor shall be responsible for the following:

          a) Supplying the Subcontractor project team with a displayable form of identification to be worn at all times during on-site project activities.
          b) De-installation of existing Customer network components per Final Design Documentation.
          c) Installation of all network components as specified in the Final Design Documentation.
          d) Developing installation check sheet to ensure a successful and consistent installation.
          e) Providing the new network addressing information for Customer's file and application servers.
          f) Providing physical connectivity of the out-of-band management components.

         2.3.2 Cisco shall ensure the following Customer responsibilities shall be performed:
          a) Providing unrestricted 24x7 access to Customer facilities, including where applicable, computer equipment, facilities, work spaces and telephone for Subcontractor's use during the Project.
          b) Installing and verifying the operation of all external communication hardware not provided by Cisco prior to or during the physical installation.
          c) Providing network "help desk" personnel to assist with the following:

               o    [***]
               o    [***]


               o    [***]


          d) Performing the hardware and software configuration changes that will be required on Customer's file and application servers.
          e) Providing all test scripts and POCs to verify both network and server connectivity.
          f)   Providing all non-Cisco out-of-band management components.
          g) Ensure that all site preparation (for example, but not limited to, power, space, HVAC, abatement, cables, and racks) will be in place and the site ready for equipment installation within three
               (3) business days of the scheduled installation.


3.       COMPLETION.

          Cisco shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Cisco shall indicate its acceptance of the Service

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]


          or Deliverable by signing the Milestone/Service Completion Certificate within five (5) days from presentation of the completed Service or Deliverable. Services and Deliverables shall be deemed accepted if Cisco fails to respond within this five (5) day period. If a Service or Deliverable is not complete for any reason, Cisco shall provide written notification to Subcontractor and document that fact on the Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.


4.   PRICING AND PAYMENT.

     4.1 Pricing:    [***]


















         4.1.1  Expenses: [***]






     4.2 Purchase Order Issuance: Within 15 business days following the Effective Date of this SOW, Cisco shall place orders for Services by issuing a written Purchase Order to Subcontractor for the total amount indicated in Section 4.1. Subcontractor shall not commence Services until a Cisco Purchase Order is received. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications.

     4.3 Payment: Subcontractor shall invoice Cisco monthly or upon completion of Services, which ever comes first. Payment shall be due 30 days from date of invoice.


5.   CHANGE MANAGEMENT PROCEDURES.

     5.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following: 5.1.1 Cisco's or Customer's changes to the scope of work and/or specifications for the Deliverables, 5.1.2 Cisco's or Customer's changes to the Implementation Plan, 5.1.3 Non-availability of resources which are beyond either party's control; and/or, 5.1.4 Environmental or architectural impediments not previously identified.

     5.2 In the event either party desires to change this Statement of Work, the following procedures will apply:

         5.2.1 The party requesting the change will deliver a change request document ("Change Request") to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]


         5.2.2 A Change Request may be initiated by either party for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.

         5.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

     5.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]

[GRAPHIC OMITTED]


                                   APPENDIX A
                    MILESTONE/SERVICE COMPLETION CERTIFICATE


                                               Statement of Work Number: _______
                                                       Milestone Number: _______




Pursuant to the above referenced Statement of Work between Cisco and Subcontractor, Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                       Date
-----------------                                       ----













Acknowledged and Agreed:                       Acknowledged and Agreed:

__________________________________             _________________________________
Subcontractor Project Manager                  Cisco Project Manager

By:_______________________________             By:______________________________

Name:_____________________________             Name:____________________________

Title:____________________________             Title:___________________________

Date:_____________________________             Date:____________________________


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                    Statement of Work Number: [***]
                                                       Project ID Number: [***]

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                  Appendix B - Customer Installation Locations
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Site Name                                Product            Quantity           Contact            Phone               Closet Phone
Address
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
---------------------------------------- ------------------ ------------------ ------------------ ------------------- --------------
------------------------------------------------------------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                 Exhibit 10.20.9

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Version: 1
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                                Statement of Work

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, Inc. with offices at 17950 Preston Rd., Suite 1050, Dallas, TX 75252 ("Subcontractor") as of the date last written below ("Effective Date").

This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor. This SOW defines the services and deliverables that Subcontractor shall provide to Cisco under the terms of the Agreement ("Services"). The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs, which may be executed and attached to the Agreement.

This SOW consists of this signature page and the following sections which are incorporated in this SOW by this reference:

                    1.       Project Scope
                    2.       Responsibilities of the Parties
                    3.       Completion
                    4.       Pricing and Payment
                    5.       Change Management Procedures
                    6.       APPENDIX A:  Milestone/Service Completion
                    7.       APPENDIX B:  Customer Installation Location
                    8.       APPENDIC C:  Project Management Approach

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

               CISCO SYSTEMS, INC.                             PREDICTIVE SYSTEMS, INC.
By:_____________________________________    By:______________________________________
Name:__________________________________     Name:___________________________________
Title:___________________________________   Title:____________________________________
Date:___________________________________    Date:____________________________________




                                                                        03/01/00
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

1.   PROJECT SCOPE.

     1.1 Services:

         1.1.1 As more fully described in Section 2 Responsibilities of the Parties, Subcontractor shall provide Cisco Systems services at the Customer location(s) specified in Section 1.4. Services shall include:

                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]

         1.1.2 Unless specified otherwise in this SOW, Services shall be performed during the normal Business Day defined as 8:00 a.m. to 6:00 p.m. Monday through Friday local time, excluding Cisco observed holidays. A list of Cisco observed holidays will be provided upon request.

1.2      Deliverables and High-level Work Breakdown Structure

[***]



--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[***]


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
[***]

    1.4  Location Information:
          [***]

          Additional Customer locations, if any, are listed in Appendix B attached hereto.

     1.5 Primary Contacts: Unless specified otherwise in writing, the primary contacts for Customer, Cisco and Subcontractor shall be:

          Customer Contact  [***]

          Subcontractor Contact     [***]






--------------------------------------------------------------------------------
                         1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
------------------------------------------------------------------------------------------------------------------------------------


          Cisco Contact             [***]










--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

2. RESPONSIBILITIES OF THE PARTIES.

     2.1  Project Management:

     2.1.1 Subcontractor is responsible for the following work through on-site and remote Project Management:

          Cisco Systems, Inc. has asked Predictive Systems, Inc. [***]. The scope of work will involve [***].

          Predictive will [***].

          a) Providing a single point of contact designated as the Subcontractor Program Manager for all Project Support issues, and designating a back up when the primary contact is not available.
          b)   Providing network design and implementation management
          c) Receiving and reviewing logical/physical Project schematics from Customer
          d)   Developing the Network Implementation Plan.
          e) Developing the installation schedule in coordination with Customer.
          f) Working with Customer to develop site readiness and completion criteria.
          g)   Developing Site Completion Sheet and procedures
          h) Providing site/service completion to Customer to be reviewed and executed by the Customer Project Manager or designated representative in accordance with Section 1.5 of this SOW.

     2.1.2 Cisco shall ensure the following Customer responsibilities shall be performed:

          a) Designating a person to whom all Subcontractor communications may be addressed and who has the authority to act on all aspects of the Services. Such person shall be identified and the Customer Project Manager in Section 1.5 of this SOW.
          b) Designating a back up when the primary Customer Project Manager is not available.
          c) Site Preparation. Customer shall perform site surveys and prepare the installation site(s) according to the site preparation guide.
          d) Providing adequate workspace for all Subcontractor project personnel.
          e)   Providing a project staging area with telephone and modem line.
          f) If Terminal Access Control Authentication Control System (TACACS) is in use, provide a TACACS user-identification and password, including a serial link access password and privileged-level enable password for use by each installer.
          g) Providing unrestricted (24x7) access to Customer facilities. In addition, provide reasonable access to applicable Customer sites to include computer data centers, facilities, workspace and telephone for Subcontractor's use during the project.
          h) Providing Subcontractor a complete and documented network architecture plan that would provide physical and logical schematics (Visio format preferred) prior to service commencement.
          i)   Unless otherwise agreed to by the parties, responding within two
               (2) business days of Subcontractor's request for documentation or information needed for the Project.
          j) Notifying Subcontractor Project Manager of any installation scheduling change at least seventy-two (72) hours prior to the agreed published installation date.


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number:        [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

     2.2  Staging:

         2.2.1  Subcontractor shall be responsible for the following:

               a)   [***]
               b)   [***]

         2.2.2 Cisco shall ensure the following Customer responsibilities shall be performed:

               a) Providing a configuration template together with the site specific configuration variables for Product in a spreadsheet format at least 20 business days [***] The configuration variables include but are not limited to:
                    o    [***]
                    o    [***]

     2.3 Installation:

          2.3.1 Subcontractor shall be responsible for the following:
               a) Supplying the Subcontractor project team with a displayable form of identification to be worn at all times during on-site project activities.
               b)   [***]
               c) Installation of all network components as specified in the Final Design Documentation.
               d) Developing installation check sheet to ensure a successful and consistent installation.
               e) Providing the new network addressing information for Customer's file and application servers.
               f) Providing physical connectivity of the out-of-band management components.

          2.3.2 Cisco shall ensure the following Customer responsibilities shall be performed:
               a) Providing unrestricted 24x7 access to Customer facilities, including where applicable, computer equipment, facilities, work spaces and telephone for Subcontractor's use during the Project.
               b) Installing and verifying the operation of all external communication hardware not provided by Cisco prior to or during the physical installation.
               c) Providing network "help desk" personnel to assist with the following:
                    o    Coordinate router upgrades.
                    o Coordinate the Customer hub de-installation and Subcontractor switch installation teams during the scheduled change controls.
                    o Work with the on-site teams to perform pre-upgrade support, hardware support, IOS support, and post-upgrade testing support.
               d) Performing the hardware and software configuration changes that will be required on Customer's file and application servers.
               e) Providing all test scripts and POCs to verify both network and server connectivity.
               f)   Providing all non-Cisco out-of-band management components.
               g) Ensure that all site preparation (for example, but not limited to, power, space, HVAC, abatement, cables, and racks) will be in place and the site ready for equipment installation within three (3) business days of the scheduled installation.


--------------------------------------------------------------------------------
                         1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

3. COMPLETION. Cisco shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Cisco shall indicate its acceptance of the Service or Deliverable by signing the Milestone/Service Completion Certificate within five (5) days from presentation of the completed Service or Deliverable. Services and Deliverables shall be deemed accepted if Cisco fails to respond within this five (5) day period. If a Service or Deliverable is not complete for any reason, Cisco shall provide written notification to Subcontractor and document that fact on the Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.












--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

4.   PRICING AND PAYMENT.

     4.1 Pricing:

         [***]



         NOTE:  [***]

         4.1.1  Expenses: [***]

     4.2 Purchase Order Issuance: Within 15 business days following the Effective Date of this SOW, Cisco shall place orders for Services by issuing a written Purchase Order to Subcontractor for the total amount indicated in Section 4.1. Subcontractor shall not commence Services until a Cisco Purchase Order is received. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications.

     4.3 Payment: Subcontractor shall invoice Cisco monthly or upon completion of Services, which ever comes first. Payment shall be due 30 days from date of invoice.


5.   CHANGE MANAGEMENT PROCEDURES.

     5.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:
           5.1.1 Cisco's or Customer's changes to the scope of work and/or specifications for the Deliverables,
           5.1.2 Cisco's or Customer's changes to the Implementation Plan,
           5.1.3 Non-availability of resources which are beyond either party's control; and/or,
           5.1.4 Environmental or architectural impediments not previously identified.

     5.2 In the event either party desires to change this Statement of Work, the following procedures will apply:

          5.2.1 The party requesting the change will deliver a change request document ("Change Request") to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

         5.2.2 A Change Request may be initiated by either party for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.

         5.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

    5.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.




--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                                  APPENDIX A-1
                    MILESTONE/SERVICE COMPLETION CERTIFICATE


                                               Statement of Work Number: _______
                                                      Milestone Number: ____1___




Pursuant to the above referenced Statement of Work between Cisco and Subcontractor, Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                                     Date
-----------------                                                     ----
[***]









Acknowledged and Agreed:                  Acknowledged and Agreed:

_______________________________________   _____________________________________
Predictive Systems Project Manager        Cisco Project Manager

By:____________________________________   By:__________________________________

Name:__________________________________   Name:________________________________

Title:_________________________________   Title:_______________________________

Date:__________________________________   Date:________________________________



--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]
                                  APPENDIX A-2
                    MILESTONE/SERVICE COMPLETION CERTIFICATE


                                            Statement of Work Number: __________
                                                      Milestone Number: ___2____


                    MILESTONE/SERVICE COMPLETION CERTIFICATE


Pursuant to the above referenced Statement of Work between Cisco and Subcontractor, Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                                 Date
-----------------                                                 ----
[***]



Acknowledged and Agreed:                  Acknowledged and Agreed:

_______________________________________   _____________________________________
Predictive Systems Project Manager        Cisco Project Manager

By:____________________________________   By:__________________________________

Name:__________________________________   Name:________________________________

Title:_________________________________   Title:_______________________________

Date:__________________________________   Date:________________________________




--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  Appendix B - Customer Installation Locations


     Additional customer sites [***]

------------------------------------------------------------------------------------------------------------------------------------
Site Name                                Product            Quantity           Contact          Phone             Closet Phone
Address
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           Appendix C - Change Request


In reference to the section titled Change Management Procedures of the above referenced Statement of Work between Cisco Systems, Inc. ("Cisco") and Predictive Systems, Inc all parties hereby certify, by the signature of an authorized representative, that this Change Management Request will amend and be fully incorporated into the existing Statement of Work (SOW).


1.   Reason for Change Request:




2.   Changes to SOW (or specify to which document(s) change is required):




3.   Impact (cost, schedule, scope, resources):





IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Change Management Request to be fully executed.


CISCO SYSTEMS, INC.                        PREDICTIVE SYSTEMS, INC.

By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
     -----------------------------------        --------------------------------
Title:                                     Title:
      ----------------------------------         -------------------------------
Date:                                      Date:
     -----------------------------------        --------------------------------



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


     CONFIDENTIAL INFORMATION.

               Customer acknowledges that, in connection with this Agreement and its relationship with Cisco, it may obtain information relating to the Products or to Cisco, which is of a confidential and proprietary nature ("Confidential Information"). Such Confidential Information may include, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, software source documents, data, customer lists, financial information, and sales and marketing plans or information which Customer knows or has reason to know is confidential, proprietary or trade secret information of Cisco, as well as any information posted on CCO. Customer shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Customer disclose any such Confidential Information to third parties without Cisco's written consent. Customer further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in Customer's possession, custody, or control upon termination of this Agreement at any time and for any reason. The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of Customer's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Customer's possession; (c) subsequent to disclosure hereunder is obtained by Customer on a nonconfidential basis from a third party who has the right to disclose such information to the Customer; (d) is required to be disclosed pursuant to a court order, so long as Cisco is given adequate notice and the ability to challenge such required disclosure.

               Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

     This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                    Appendix D - Project Management Approach

A.   Executive Summary

     Appendix D clarifies the scope, definition of project boundaries, roles and responsibilities of the core and extended team members, project budget, and project management controls associated with [***]. The ability to achieve the objectives and deliverables within the specified parameters must be validated against a detailed project plan.

     The acronym TBD (To Be Determined) will be used when information has not yet been obtained. This information will be provided at a later date.


B.   Project Phases Scope/Objectives

     PHASE 1 [***]

     PHASE 2 [***]

     PHASE 3 [***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

     PHASE 4 [***]


     PHASE 5 [***]

C.   STANDARD [***]

[***]

Weekend and Holiday rate defined as the hours between 5:00 PM Local time Friday through 8:00 AM local time Monday at an hourly time and material negotiated rate per hour.

Travel required by Cisco Systems personnel in support of this Statement of Work will be invoiced separately and at actual cost plus a 10% administrative charge. [***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


D.  Flexibility Matrix


              [***]


[***]



E.   Project Budget


         -----------------------------------------------------------------------
          Work                                                        Budget
         -----------------------------------------------------------------------
         [***]




--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

F.       Estimated EquipmentDelivery /Equipment List

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

G.  RESOURCE ALLOCATIONS

[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number:               [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


H.  PROJECT ASSUMPTIONS

[***] project resources are made available at the level of effort necessary to complete the project within scope, on scheduled, and within budget as defined within this document.

Staging and Testing: The Customer provides appropriate facility security and physical access Test System availability must be maintained at a reasonable level. Excessive downtime may have a negative impact on the project schedule.

Communication: The Customer has the applications necessary to interface for review and approval of Cisco and Predictive project deliverables.

Advance Notification: It is assumed that the CISCO Advance Notification has been sent and its results will yield no impact to any other application.

Project Management Methodology: The Customer agrees to comply with the project management methodology Cisco Systems, Inc. has employed to effectively manage and control the budget, delivery schedule, deliverable submissions, and resources associated with providing the products and services required.

Facility Requirements: Office space, telephones, facsimile machine(s), and Internet connectivity will be provided by [***] on-site.

Training Requirements: Network transfer of knowledge and supporting technical documentation will be provided by Cisco and Predictive System Engineers.

[***]

o The customer will provide access to all required systems, facilities, and personnel to facilitate the completion of this project.
o    The customer will provide [***].
o    It is assumed that there are [***].
o    It is assumed that the [***] components are not part of this scope.
o    The customer will provide [***].
o    The customer will [***].
o Site preparation issues, such as power, telco, fiber, and space issues will be the responsibility of the customer.
o The site preparation work will be complete prior to Predictive consultants arrival on-site for implementation.
o    The customer will be responsible for all ancillary devices (cables, etc.).
o    The project duration [***].
o    All reasonable [***] will be billed to Cisco.
o    Cisco will provide full-time Project Management and Project Oversight.
o    Cisco will provide Lead Technical Engineer and Technical Oversight.


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                         Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Version: 1
------------------------------------------------------------------------------------------------------------------------------------

I.  RISK ASSESSMENT

[***]

J.  CRITICAL TASKS COMPLETION CRITERIA

--------------------------------------------------------------------------------------------------------------------------------
CRITICAL TASK                                                    IS COMPLETE WHEN...
--------------------------------------------------------------------------------------------------------------------------------
[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                          Version: 1
------------------------------------------------------------------------------------------------------------------------------------

K.  CORE TEAM MEMBERS / ROLES AND RESPONSIBILITIES
(*)  PRIMARY CONTACTS:  Unless otherwise specified on the Purchase Order which has been accepted by Cisco, the primary contacts for the Customer are annotated accordingly.

[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________


L.  CHANGE MANAGEMENT PROCESS

Introduction
A Change Request is necessary whenever a task or activity requires an approach that is different than originally approved by the [***]. A Change Request (CR) is required when the project budget, resources, scope, timeline is altered from what was originally approved. A change includes an estimated five day or greater impact to the schedule or a total of eight man-hours (i.e. 1 person for 8 hours or 2 people for 4 hours) have been expended for an effort. The Change Request is necessary regardless of whether the change is a result of new customer requirements, changes in our systems, new information or technology, new regulatory requirements, or unanticipated findings.

Purpose
Changes occur frequently throughout our development effort. Many times, those changes are small. Some are deceptively small because they start out appearing as something that might be accomplishable in a matter of hours or even minutes. Unfortunately, these changes can grow to something that will take substantially longer to complete (days, weeks or months) or may require the efforts of more individuals than originally anticipated. Scope creep is the result of uncontrolled change.

Our customers need to know the impact of changes and be given the opportunity to decide if a change (required or not) is justifiable and whether it should be deferred until a more appropriate time--particularly if those changes impact the overall cost or schedule. For scheduling and impact assessment purposes, management needs to be informed of all changes.

While we hope that everyone recognizes that any change may impact our cost and schedule, customers frequently perceive changes as something we would not accept unless we can do it without affecting our cost or schedule.

Change management and the use of a change request, enables the project team and project manager to monitor and communicate changes as they occur. They also allow the management team to acquire a commitment from the customer to pay for those changes.

Instructions For Processing a Change Request:

o Complete the form provided in this SOW and submit to the Project Manager via e-mail or by hard copy. The Project Manager will review the Change Request Form for completion. The Project Manager will input the form into tracking database. Project Managers will need to keep status on a weekly basis so that tracking database is maintained until the Change Request has been closed.

o The Project Manager will insert an appropriate ID number and track the Change Request.

o Be sure to consider cost and impact of the change on all phases of the project (e.g. design, documentation, testing) and add attachments to substantiate your findings or recommendations.

o Submit the Change Request form to your Project Manager; retaining a copy for your own records. The project manager will meet with the Account Manager and Engagement Manager if necessary and decide on whether to implement the change requested. The Project Manager will notify you whether the change was approved, deferred or rejected.


Custom SOW [***]
rev. 10/6/99


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________


M.  ISSUE MANAGEMENT PROCESS

An issue is a question, concern or request that is raised by any originator and pertains to the project. An issue may later be reclassified as a Change Request or incident negotiated, deferred, or deleted. Issues should be maintained in the a tracking database.

Issue For Resolution: An Issue for Resolution is the name given to items logged in a tracking database as an issue and they have a type code of IFR. The IFR process is utilized to record, track, escalate, and resolve issues.

Issue Management Process: The Issue Management Process encompasses the methods employed to track issues to their resolution. Project team members need to be committed to the process of issue management to ensure accurate project controls and tracking.

The Issue Management Process provides a structured method to initiate, track, escalate, and resolve issues. The Project Manager is responsible for managing project issues. Left unresolved, issues may impede or prohibit project-related progress or development by delaying or suspending work effort.

The Client, any member of the client's team or the Cisco project team can initiate issues at any time during the life of the project by submitting an issue by phone or electronic mail to [***]. Addressing and resolving an issue may require a change to the project scope, price/rate, and implementation schedule if the client deems necessary. NOTE: Change to the project scope may have a direct impact on the budget and implementation schedule.

Similar to the Change Management Process, Issue Management may occur at any time during the life of the project. Issues may evolve into Change Requests, they may be deferred, canceled, worked through and eliminated (closed or completed), or simply tabled. Issues may be discovered to be related to incidents already known, or change request already in the process. Issues sometimes require senior management action, or even organization reaction. Issue will be entered in the tracking database in the same fashion as Change Requests. Issues are coded IFRs, which stands for Issue For Resolution, and implies that action is required.

Identify Issue: Any originator can identify an issue. After identification, the originator will forward the issue via electronic mail or hard copy to the Project Manager. (An IFR template is being created--until a form is created submit issues in a format of your choice via electronic mail.)

Escalation of an Issue: Define the process to identify how to escalate the issue to the next authority level until resolved.

Assign Responsibility: The Project Manager assigns the appropriate resource the responsibility for action on the issue. A Project Team Member forwards the IFR to the Project Manager. The Project Manager originates the IFR in the tracking database. The Project Manager will produce a weekly report of all open issues upon request.

Review Customer Issues with Customer: The Project Manager will review any applicable issues with the customer as necessary otherwise all outstanding Issues (as well as Change Requests) will be listed in the weekly status report.Obtain Customer Approval: If the issue was resolved, and it requires customer approval, the Project Manager will forward the documentation for appropriate written signature(s).

Approve Status: If the issue was not resolved, the issue returns to the Originator for a decision to: accept the current status of the item, escalate, defer, or cancel (marked canceled and archived).


Custom SOW [***]
rev. 10/6/99

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________




N.  Communication Approach

The primary form of communication will be via electronic-mail. As well, team communication is encouraged through team status meetings (via telephone conference) conducted by the Project Manager throughout the lifecycle of this project (every Wednesday from 10:30 a.m. -12:30 p.m.). Remote team members are provided with bridge numbers to participate remotely in the weekly team meetings. The Project Manager or delegate will record meeting minutes and action items during the status meetings and will finalize and publish this information and other required reports via electronic-mail.

The Project Manager will brief the Senior Manager on the status of the project on a weekly basis through the submission of a Weekly Status Report. Unless otherwise notified or instructed, this report will be submitted to the Senior Manager by 2 p.m. via electronic mail on each Friday throughout the lifecycle of the project. Project Red Flag items will be brought to the attention of the Account Manager and Engagement Manager as soon as the Project Manager is aware the urgent issue exists and will also be reflected in the Weekly Status Report.

Project Team members are to keep the Project Manager abreast of the status of their assignments on a weekly basis. At an interval reporting time agreed upon by the project team (Status Reports are due to the Project Manager every Friday by 1 p.m. CST), team members will forward an informal status report to the Project Manager. The Project Manager will use this information to assist in the management and facilitation of allocation of resources, labor hours, issues, change requests, requirements, project scope, etc. The status reports will be consolidated and forwarded to the client by 2 p.m. CST every Friday by 2 p.m. CST.

Information can be transferred among project team members via electronic-mail and hard copy. All decisions made informally such as by telephone must be documented and filed with the Project Manager. Finalization of project decisions are contingent upon written approval of the Project Manager, senior manager, and customer. Work cannot be performed until the appropriate documentation and written approval is received and filed through the Project Manager or delegate.

All change and issue communication must be documented. Change Requests and Issues will be coordinated through the Project Manager on the appropriate form(s) to the Cisco Account Manager. The Project Manager is the primary point of contact to interface with the Account Manager and Customer. All change requests and issues will be tracked via the tracking database.

The Cisco Project Manager will provide the necessary tracking reports on a weekly basis to the entire team and Customer to assist in the facilitation of the project. All members of the project team, Project Manager, Engagement Manager, Account Manager, Customer, and technical consultants have software applications that are compatible for interfacing. These electronic mediums are strongly encourage so that team members and the customer are able to share information:

MS Word 97
MSExcel97
MSProject 98
MSAccess 97
electronic mail




Custom SOW [***]                                                   Page 31 of 31
rev. 10/6/99


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                Exhibit 10.20.10

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

                                      [***]
Statement of Work for [***]

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, Inc., a Deleware corporation, with offices at 145 Hudson Street, New York, NY 10013 ("Subcontractor") as of the date last written below ("Effective Date").


This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract (PSS) agreement executed on May 14, 1999 ("Agreement") between Cisco and Subcontractor. This SOW shall cover the responsibilities that Subcontractor shall deliver to [***]. (Customer) acting as a contractor for Cisco.

The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs that may be executed and attached to the Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.


CISCO SYSTEMS INC.                                 PREDICTIVE SYSTEMS, INC.
By:______________________________                  By:__________________________
Name:____________________________                  Name:________________________
Title:___________________________                  Title:_______________________
Date:____________________________                  Date:________________________

1 PROJECT SCOPE

  This Statement of Work defines the Services and associated Deliverables ("Services") that Subcontractor shall provide to Customer under the terms of the Agreement.

  1.1 Primary Customer Location Information

      Network Engineering Department:                 [***]
      Address:                                        [***]
      Primary Contact:                                [***]
      Primary Contact Phone Number:                   [***]
      Primary Contact After Hours Phone Number:       [***]
      Primary Contact Pager Number:                   [***]
      Secondary Contact:                              [***]
      Secondary Contact Phone Number:                 [***]
      Secondary Contact After Hours Phone Number:     [***]
      Secondary Contact Pager Number:                 [***]

  1.2 Product Type, Installation Locations and Product Quantities

      Subcontractor shall provide Services (as described in Section 4 hereof) for the indicated Cisco Products at the following Customer [***]:

      --------------------------------------------------------------------------------------------------------------
                                  Product
                                     Type     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
                                    [***]     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

--------------------------------------------------------------------------------------------------------------
                                  Product
                                     Type     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------

      For each of these same Customer locations, Subcontractor shall provide Services for the following non-Cisco equipment:

      [***]

      [***]

      If necessary, Customer shall provide services for the following additional non-Cisco power equipment:

      [***]

2 SERVICES AND DELIVERABLES

      Subcontractor will invoice the following Services and Deliverables in accordance with the payment schedule set forth in Section 10 herein. The following Services and Deliverables shall be delivered to Customer:

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

  2.1 Services

                                      [***]

      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
                                                                                                                  [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
                                                                                                                  [***]
                                                                                            [***]
                                                                                                              ------------

  2.2 Deliverables

      2.2.1 [***]
      2.2.2 [***]
      2.2.3 [***]

3 SCHEDULE

  The Services and Deliverables will be provided to Customer in accordance with the following milestone schedule:

  [***]

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

4 RESPONSIBILITIES OF THE PARTIES

  Project Management

  4.1 Subcontractor shall be responsible for the following

      4.1.1 Develop a Network Installation Project Plan.

      4.1.2 Provide a Project Manager who will participate in regularly scheduled meetings and manage the Subcontractor-related efforts.

      4.1.3 Schedule and manage all site surveys.

      4.1.4 Schedule and manage all installation activities within the scope of the project.

  4.2 Customer shall be responsible for the following

      4.2.1 Designate a single point of contact to whom all Cisco communications may be addressed and who has the authority to act on all aspects of the services. Such person shall be identified below. Such contact shall be available during normal hours of business (Monday through Friday 8:00am to 5:00pm local time, excluding Cisco observed holidays).

      4.2.2 Unless otherwise agreed by the parties, ensure that Cisco's request for information or documentation needed for the Project is met within two (2) business days of Cisco's request.

      4.2.3 Provide confirmation of the scheduled activity to the Cisco
                  Project Manager within ten (10) business days of a scheduled rollout.

      4.2.4 Notify Cisco Project Manager of any schedule changes within ten (10) business days of any scheduled activity. Scheduling changes and/or cancellations made after this ten (10) day window shall be subject to Cisco's then current cancellation penalty charge.

      4.2.5 Notify the Cisco Project Manager of any hardware and/or software upgrade activity at least sixty (60) days prior to the scheduled activity. Scheduling changes and/or cancellations made within ten
            (10) days of the original activity date shall be subject to Cisco's re-scheduling charge of five percent (5%).

      4.2.6 Any additional warehousing costs associated with delays due to the Customer.

      4.2.7 Insure Customer's own products covered under this agreement against loss or damage during the staging process.

  4.3 Cisco shall be responsible for the following

      4.3.1 Provide a single point of contact for all support issues within the scope of the project. Such person shall be identified in Section 11 below.

Project Engineering

  4.4 Subcontractor shall be responsible for the following

      4.4.1 Provide a Project Engineer to support technical issues within the scope of the project.

      4.4.2 Provide a Network Design Review and Recommendations.

      4.4.3 Provide remote technical support for additional configuration services beyond the scope of this SOW. 4.4.4 Be present in Customer's NOC during project acceptance testing.

      4.4.5 Provide Installation Documentation for sites listed in Section 1.2.

            4.4.5.1 Network Block Diagram shall include all hardware components designating each network element.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

             4.4.5.2 Network Cabling Diagram shall illustrate all
                     interconnectivity between hardware components at each location and shall include the cable lengths and designators.

             4.4.5.3 Physical MDF/IDF layout shall include a physical placement of equipment racks and patch panels within the room(s) as illustrated in the "Network Block Diagram"

             4.4.5.4 Rack diagram(s) shall include all components installed in each rack as illustrated in the "Network Block Diagram" designators for each connection that refers to the cabling diagram.

             4.4.5.5 Power requirements shall be documented in a grid that will include, current, wire size, grounding, load rating, AC/DC, receptacles and dedicated or shared breaker(s).

             4.4.5.6 Cable specifications shall include all readily available cable specification which may include, pin outs, connector part number, length and cable part number of each equipment manufacturers and will be duplicated and assembled in one consolidated document.

             4.4.5.7 Installation documentation, product documentation should be supplied by each manufacturer. Specific as-built documentation will be supplied for all products installed specifically for this project. "As-built" is described as follows: configuration of each hardware device and all software entries made during the loading of all components.

             4.4.5.8 Enable appropriate software licenses, if necessary.

      4.4.6 Validate the application performance before the equipment is placed into service.

      4.4.7 Subcontractor shall use the customer's IP address class and provide the data for the IP addressing scheme, which will include IP network addressing/host addressing datasheet for the equipment being installed.

  4.5 Customer shall be responsible for the following

      4.5.1 Provide reasonable access to Customer sites and facilities, including where applicable, computer equipment, telecom equipment, facilities, workspace and telephone for Cisco's use during the project.

      4.5.2 Provide adequate secured storage areas on the Customer's site for Cisco equipment for the duration of the project.

      4.5.3 When requested by Cisco, provide network physical and logical schematics to Cisco.

      4.5.4 Document and implement Customer Provided Equipment (CPE) configuration as needed to implement the Cisco equipment.

      4.5.5 Provide IP addresses and subnet masks for the new products' network ports.

      4.5.6 Provide access to gateway routers and/or modems for out of band access.

      4.5.7 Install and verify the operation of all external communications equipment not provided by Cisco.

      4.5.8 Provide a phone line and a modem and/or Internet access to a Cisco server for software and firmware downloads.

      4.5.9 Execute and deliver the [***] within fifteen (15) days of notification by Cisco that a job is complete.

      4.5.10 When requested by Cisco, provide Cisco a complete and documented network architecture prior to service commencement.

      4.5.11 When requested by Cisco, provide the Customer's building layout, including the floor plan, cabling and power location for all applicable sites.

Installation

  4.6 Subcontractor shall be responsible for the following

      4.6.1  [***]

      4.6.2  [***]


PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

      4.6.3  [***].

      4.6.4  [***].

      4.6.5  [***].

      4.6.6  [***]
             4.6.6.1 [***].
             4.6.6.2 [***].
             4.6.6.3 [***].
      4.6.7  [***].

      4.6.8  [***].

      4.6.9  [***].

  4.7 Customer shall be responsible for the following

      4.7.1  Prepare the installation site.
             4.7.1.1 Ensure that proper environmental conditions are met.
             4.7.1.2 Ensure that equipment racks are pre-installed at the site.
             4.7.1.3 Ensure that adequate power is available at the equipment racks.
      4.7.2  Ensure that [***] clearly identified.

      4.7.3 Ensure that any new telco circuits are installed and properly tested prior to network installation.

      4.7.4 Verify that all necessary cabling is delivered and available prior to installation.

      4.7.5 Identify a local site coordinator who is responsible for the project for each location.
             4.7.5.1 Customer site coordinator or another customer technical installation representative shall be on-site at the installation location during the installation process.
      4.7.6  Handle delivery of equipment not provided by Cisco.
             4.7.6.1 Send only the required gear to each location.
      4.7.7 Specify network topology and clearly identify connectivity requirements.

      4.7.8 Provide existing network synchronization and data timing configuration.

      4.7.9 Provide voice telephone line and number (near the Cisco product) for the installer to contact Cisco headquarters personnel.

      4.7.10 Provide and verify interface specifications and requirements.

      4.7.11 Verify all distance and interference limitations of interface cables to be used at installation.

      4.7.12 Provide access to proper grounding system.

      4.7.13 Provide modem line and number (near the Cisco product) for the installer to use if needed.

      4.7.14 Provide earthquake bracing if required.

      4.7.15 Provide proper security clearances and/or escorts as required to access the site for equipment installation and maintenance.

      4.7.16 Provide any special safety equipment required for the site.

      4.7.17 Provide staging services in Denver for all equipment requiring such preparation.
             4.7.17.1 Equipment assembly, if required.
             4.7.17.2 Initially configure equipment, where possible.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

             4.7.17.3 Conduct burn-in and initial testing of equipment.
             4.7.17.4 Upgrade all [***], and processor software.
             4.7.17.5 Enter configurations into the tag (label) switching controllers.
             4.7.17.6 Assemble all parts and equipment for each site to facilitate shipping.
      4.7.18 Provide a detailed equipment installation list for each site.

      4.7.19 Wire all cross-connect and patch panels.

      4.7.20 Provide timely support for initial verification of configurations and remote access by testing connectivity to Customer NOC before installation team leaves each site.

5 PURCHASE ORDER ISSUANCE

  Customer shall place orders for the Services defined herein by issuing a written Purchase Order signed by an authorized representative, indicating the following:

  5.1 Services required; by reference to project SOW and task/sites

  5.2 Quantity

  5.3 Price

  5.4 Requested service date

  5.5 Bill-to address

  5.6 Service-to addresses

  5.7 Primary site contacts

  5.8 Tax exemption certificates, if applicable

  All Purchase Orders issued for the Services identified in this SOW shall reference the SOW and the Agreement. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications. All Purchase Orders must be approved and accepted by Cisco at San Jose, CA. In the event of a conflict between the terms and conditions of this SOW and those in the Agreement, the terms and conditions of the Agreement shall prevail.

6 ASSUMPTIONS

  This Statement of Work and the rates/ price were prepared based on the following key assumptions ("Assumptions"). Any deviations from these Assumptions that arise during the Project shall be managed through the Change Management Procedure as specified below. Parties agree that any changes in the Assumptions may result in an adjustment in the rates/ price.

  6.1 All site preparation work and other Customer responsibility tasks will be completed prior to the start date specified in Customer's Purchase Order. Delays caused by the lack of completed site preparation, or failure to meet any responsibilities as specified above on the part of Customer, will be billed at Cisco's then-current time and materials rates. Any additional costs incurred by Customer as a result of delays shall be the sole responsibility of the Customer.

  6.2 This Agreement does not include hardware, software or maintenance ("Product"), which must be purchased separately.

  6.3 Customer's network architecture design shall not change between the date of Customer's execution of this SOW and the completion of all Services contemplated hereunder.

  6.4 Cisco requires a lead-time of three (3) days from acceptance of a Purchase Order from Customer to begin work.

  6.5 Cisco will require a schedule extension of thirty (30) days for any personnel change requests made by Customer.

  6.6 Union labor is not required.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

      6.6.1 [***].

  6.7 Services not covered under this SOW:

      6.7.1 Maintenance on Products.

      6.7.2 Unless otherwise specified in Section 4 above, any customization of, or labor to install, software.

      6.7.3 Support or replacement of Product that is altered, modified, mishandled, destroyed or damaged by natural causes or damaged due to a negligent or willful act or omission by Customer or use by Customer other than as specified in the applicable Cisco-supplied documentation.

      6.7.4 Services to resolve software or hardware problems resulting from third party products or causes beyond Cisco's control.

      6.7.5 Services for non-Cisco software installed on any Cisco Product.

      6.7.6 Any hardware upgrade required to run new or updated software.

7 CHANGE MANAGEMENT PROCEDURES

  It may become necessary to amend this SOW for reasons including, but not limited to, the following:

  7.1 Customer changes to the scope of work and/or specifications for the Services or Deliverables;

  7.2 Customer changes to the IP

  7.3 Non-availability of resources which are beyond either party's control; or

  7.4 Environmental or architectural impediments not previously identified.

  In the event it is necessary to change the Services and/or Deliverables contemplated by this SOW, the following procedure will be followed:

  Either Cisco, Subcontractor or Customer will prepare a document describing the nature of the change, the reason for the change, and the effect of the change on the scope of work, which may include changes to the project schedule, Services and/or Deliverables. The parties will negotiate any price increase or decrease as a result of the change.

8 DURATION OF WORK/SCHEDULE

  A requested Service commencement date is to be included in Customer's Purchase Order subject to confirmation by Subcontractor and Cisco.

9 COMPLETION


  Customer shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Customer shall indicate its acceptance of the Service or Deliverable by signing the WAN Unit Completion Certificate within fifteen (15) days from presentation of the completed Service or Deliverable. Services and Deliverables will be deemed accepted if Customer fails to respond within this fifteen (15) day period. If a Service or Deliverable is not complete for any reason, Customer shall provide written notification to Subcontractor and document that fact on the WAN Unit Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

10 PAYMENT

  Payment shall be due a net thirty (30) days from date of invoice. Payment of Subcontractor invoices is subject to and controlled by the Agreement. The Services and Deliverables shall be invoiced and payable in accordance with the terms and provisions set forth above and in accordance with the following payments schedule:

    [***]

11 PRIMARY CONTACTS

  Unless otherwise specified, the primary Customer, Cisco and Subcontractor contacts for this project shall be:

  Customer Contact:       [***]                       Cisco Contact:     [***]
  Telephone Number:       [***]                       Telephone Number:  [***]
  Facsimile Number:       [***]                       Facsimile Number:  [***]
  E-mail address:         [***]                       E-mail address:    [***]

  Subcontractor Contact:  [***]
  Telephone Number:       [***]
  Mobile Number:          [***]
  E-mail address:         [***]

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

CISCO SYSTEMS
[GRAPHIC OMITTED]

                   Appendix A WAN Unit Completion Certificate

This WAN Node Notice of Completion ("Notice") must be completed by the Customer and submitted to Cisco within fifteen (15) days upon Cisco's notification to Customer that work is complete. Work is deemed complete and accepted by the Customer if Cisco does not receive this Notice within such time.

Location of Cisco Products:

Types of Cisco Products:         [***]

                                                                                                  Initial
1.  All devices are mounted at the customer-designated location.                                    ----
2.  Power is connected according to specifications.                                                 ----
3.  Dedicated ground connections are provided for equipment, as required                            ----
4.  All equipment is operational and free of alarms.                                                ----
5.  Equipment inventory has been noted and confirmed.                                               ----
6.  All equipment installed is of new condition and not damaged.                                    ----
7.  The specified software and firmware has been downloaded.                                        ----
8.  All equipment passes power up self-tests.                                                       ----
9.  All cables are dressed and labeled.                                                             ----
10. The site is clean of packing material debris.                                                   ----

                                        Acceptance Acknowledged:

                                        [***]
                                        ("Customer")

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                       10

                                                                 Exhibit 10.20.9

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Version: 1
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                                Statement of Work

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, Inc. with offices at 17950 Preston Rd., Suite 1050, Dallas, TX 75252 ("Subcontractor") as of the date last written below ("Effective Date").

This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor. This SOW defines the services and deliverables that Subcontractor shall provide to Cisco under the terms of the Agreement ("Services"). The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs, which may be executed and attached to the Agreement.

This SOW consists of this signature page and the following sections which are incorporated in this SOW by this reference:

                    1.       Project Scope
                    2.       Responsibilities of the Parties
                    3.       Completion
                    4.       Pricing and Payment
                    5.       Change Management Procedures
                    6.       APPENDIX A:  Milestone/Service Completion
                    7.       APPENDIX B:  Customer Installation Location
                    8.       APPENDIC C:  Project Management Approach

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.

               CISCO SYSTEMS, INC.                             PREDICTIVE SYSTEMS, INC.
By:_____________________________________    By:______________________________________
Name:__________________________________     Name:___________________________________
Title:___________________________________   Title:____________________________________
Date:___________________________________    Date:____________________________________




                                                                        03/01/00
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

1.   PROJECT SCOPE.

     1.1 Services:

         1.1.1 As more fully described in Section 2 Responsibilities of the Parties, Subcontractor shall provide Cisco Systems services at the Customer location(s) specified in Section 1.4. Services shall include:

                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]

         1.1.2 Unless specified otherwise in this SOW, Services shall be performed during the normal Business Day defined as 8:00 a.m. to 6:00 p.m. Monday through Friday local time, excluding Cisco observed holidays. A list of Cisco observed holidays will be provided upon request.

1.2      Deliverables and High-level Work Breakdown Structure

[***]



--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[***]


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
[***]

    1.4  Location Information:
          [***]

          Additional Customer locations, if any, are listed in Appendix B attached hereto.

     1.5 Primary Contacts: Unless specified otherwise in writing, the primary contacts for Customer, Cisco and Subcontractor shall be:

          Customer Contact  [***]

          Subcontractor Contact     [***]






--------------------------------------------------------------------------------
                         1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
------------------------------------------------------------------------------------------------------------------------------------


          Cisco Contact             [***]










--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

2. RESPONSIBILITIES OF THE PARTIES.

     2.1  Project Management:

     2.1.1 Subcontractor is responsible for the following work through on-site and remote Project Management:

          Cisco Systems, Inc. has asked Predictive Systems, Inc. [***]. The scope of work will involve [***].

          Predictive will [***].

          a) Providing a single point of contact designated as the Subcontractor Program Manager for all Project Support issues, and designating a back up when the primary contact is not available.
          b)   Providing network design and implementation management
          c) Receiving and reviewing logical/physical Project schematics from Customer
          d)   Developing the Network Implementation Plan.
          e) Developing the installation schedule in coordination with Customer.
          f) Working with Customer to develop site readiness and completion criteria.
          g)   Developing Site Completion Sheet and procedures
          h) Providing site/service completion to Customer to be reviewed and executed by the Customer Project Manager or designated representative in accordance with Section 1.5 of this SOW.

     2.1.2 Cisco shall ensure the following Customer responsibilities shall be performed:

          a) Designating a person to whom all Subcontractor communications may be addressed and who has the authority to act on all aspects of the Services. Such person shall be identified and the Customer Project Manager in Section 1.5 of this SOW.
          b) Designating a back up when the primary Customer Project Manager is not available.
          c) Site Preparation. Customer shall perform site surveys and prepare the installation site(s) according to the site preparation guide.
          d) Providing adequate workspace for all Subcontractor project personnel.
          e)   Providing a project staging area with telephone and modem line.
          f) If Terminal Access Control Authentication Control System (TACACS) is in use, provide a TACACS user-identification and password, including a serial link access password and privileged-level enable password for use by each installer.
          g) Providing unrestricted (24x7) access to Customer facilities. In addition, provide reasonable access to applicable Customer sites to include computer data centers, facilities, workspace and telephone for Subcontractor's use during the project.
          h) Providing Subcontractor a complete and documented network architecture plan that would provide physical and logical schematics (Visio format preferred) prior to service commencement.
          i)   Unless otherwise agreed to by the parties, responding within two
               (2) business days of Subcontractor's request for documentation or information needed for the Project.
          j) Notifying Subcontractor Project Manager of any installation scheduling change at least seventy-two (72) hours prior to the agreed published installation date.


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number:        [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

     2.2  Staging:

         2.2.1  Subcontractor shall be responsible for the following:

               a)   [***]
               b)   [***]

         2.2.2 Cisco shall ensure the following Customer responsibilities shall be performed:

               a) Providing a configuration template together with the site specific configuration variables for Product in a spreadsheet format at least 20 business days [***] The configuration variables include but are not limited to:
                    o    [***]
                    o    [***]

     2.3 Installation:

          2.3.1 Subcontractor shall be responsible for the following:
               a) Supplying the Subcontractor project team with a displayable form of identification to be worn at all times during on-site project activities.
               b)   [***]
               c) Installation of all network components as specified in the Final Design Documentation.
               d) Developing installation check sheet to ensure a successful and consistent installation.
               e) Providing the new network addressing information for Customer's file and application servers.
               f) Providing physical connectivity of the out-of-band management components.

          2.3.2 Cisco shall ensure the following Customer responsibilities shall be performed:
               a) Providing unrestricted 24x7 access to Customer facilities, including where applicable, computer equipment, facilities, work spaces and telephone for Subcontractor's use during the Project.
               b) Installing and verifying the operation of all external communication hardware not provided by Cisco prior to or during the physical installation.
               c) Providing network "help desk" personnel to assist with the following:
                    o    Coordinate router upgrades.
                    o Coordinate the Customer hub de-installation and Subcontractor switch installation teams during the scheduled change controls.
                    o Work with the on-site teams to perform pre-upgrade support, hardware support, IOS support, and post-upgrade testing support.
               d) Performing the hardware and software configuration changes that will be required on Customer's file and application servers.
               e) Providing all test scripts and POCs to verify both network and server connectivity.
               f)   Providing all non-Cisco out-of-band management components.
               g) Ensure that all site preparation (for example, but not limited to, power, space, HVAC, abatement, cables, and racks) will be in place and the site ready for equipment installation within three (3) business days of the scheduled installation.


--------------------------------------------------------------------------------
                         1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

3. COMPLETION. Cisco shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Cisco shall indicate its acceptance of the Service or Deliverable by signing the Milestone/Service Completion Certificate within five (5) days from presentation of the completed Service or Deliverable. Services and Deliverables shall be deemed accepted if Cisco fails to respond within this five (5) day period. If a Service or Deliverable is not complete for any reason, Cisco shall provide written notification to Subcontractor and document that fact on the Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.












--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

4.   PRICING AND PAYMENT.

     4.1 Pricing:

         [***]



         NOTE:  [***]

         4.1.1  Expenses: [***]

     4.2 Purchase Order Issuance: Within 15 business days following the Effective Date of this SOW, Cisco shall place orders for Services by issuing a written Purchase Order to Subcontractor for the total amount indicated in Section 4.1. Subcontractor shall not commence Services until a Cisco Purchase Order is received. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications.

     4.3 Payment: Subcontractor shall invoice Cisco monthly or upon completion of Services, which ever comes first. Payment shall be due 30 days from date of invoice.


5.   CHANGE MANAGEMENT PROCEDURES.

     5.1 It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:
           5.1.1 Cisco's or Customer's changes to the scope of work and/or specifications for the Deliverables,
           5.1.2 Cisco's or Customer's changes to the Implementation Plan,
           5.1.3 Non-availability of resources which are beyond either party's control; and/or,
           5.1.4 Environmental or architectural impediments not previously identified.

     5.2 In the event either party desires to change this Statement of Work, the following procedures will apply:

          5.2.1 The party requesting the change will deliver a change request document ("Change Request") to the other party. The Change Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables, and the schedule.


--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

         5.2.2 A Change Request may be initiated by either party for any material changes to the SOW. The designated Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both parties agree to implement the Change Request, the appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the changes by the parties.

         5.2.3 Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

    5.3 Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW, or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.




--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]

                                  APPENDIX A-1
                    MILESTONE/SERVICE COMPLETION CERTIFICATE


                                               Statement of Work Number: _______
                                                      Milestone Number: ____1___




Pursuant to the above referenced Statement of Work between Cisco and Subcontractor, Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                                     Date
-----------------                                                     ----
[***]









Acknowledged and Agreed:                  Acknowledged and Agreed:

_______________________________________   _____________________________________
Predictive Systems Project Manager        Cisco Project Manager

By:____________________________________   By:__________________________________

Name:__________________________________   Name:________________________________

Title:_________________________________   Title:_______________________________

Date:__________________________________   Date:________________________________



--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]
                                  APPENDIX A-2
                    MILESTONE/SERVICE COMPLETION CERTIFICATE


                                            Statement of Work Number: __________
                                                      Milestone Number: ___2____


                    MILESTONE/SERVICE COMPLETION CERTIFICATE


Pursuant to the above referenced Statement of Work between Cisco and Subcontractor, Cisco hereby certifies, by the signature of an authorized representative, that the Milestone/Service described has been completed in a satisfactory manner on the date indicated below:


Milestone/Service                                                 Date
-----------------                                                 ----
[***]



Acknowledged and Agreed:                  Acknowledged and Agreed:

_______________________________________   _____________________________________
Predictive Systems Project Manager        Cisco Project Manager

By:____________________________________   By:__________________________________

Name:__________________________________   Name:________________________________

Title:_________________________________   Title:_______________________________

Date:__________________________________   Date:________________________________




--------------------------------------------------------------------------------
                          1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  Appendix B - Customer Installation Locations


     Additional customer sites [***]

------------------------------------------------------------------------------------------------------------------------------------
Site Name                                Product            Quantity           Contact          Phone             Closet Phone
Address
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           Appendix C - Change Request


In reference to the section titled Change Management Procedures of the above referenced Statement of Work between Cisco Systems, Inc. ("Cisco") and Predictive Systems, Inc all parties hereby certify, by the signature of an authorized representative, that this Change Management Request will amend and be fully incorporated into the existing Statement of Work (SOW).


1.   Reason for Change Request:




2.   Changes to SOW (or specify to which document(s) change is required):




3.   Impact (cost, schedule, scope, resources):





IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Change Management Request to be fully executed.


CISCO SYSTEMS, INC.                        PREDICTIVE SYSTEMS, INC.

By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
     -----------------------------------        --------------------------------
Title:                                     Title:
      ----------------------------------         -------------------------------
Date:                                      Date:
     -----------------------------------        --------------------------------



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


     CONFIDENTIAL INFORMATION.

               Customer acknowledges that, in connection with this Agreement and its relationship with Cisco, it may obtain information relating to the Products or to Cisco, which is of a confidential and proprietary nature ("Confidential Information"). Such Confidential Information may include, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, software source documents, data, customer lists, financial information, and sales and marketing plans or information which Customer knows or has reason to know is confidential, proprietary or trade secret information of Cisco, as well as any information posted on CCO. Customer shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Customer disclose any such Confidential Information to third parties without Cisco's written consent. Customer further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in Customer's possession, custody, or control upon termination of this Agreement at any time and for any reason. The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of Customer's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Customer's possession; (c) subsequent to disclosure hereunder is obtained by Customer on a nonconfidential basis from a third party who has the right to disclose such information to the Customer; (d) is required to be disclosed pursuant to a court order, so long as Cisco is given adequate notice and the ability to challenge such required disclosure.

               Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

     This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                    Appendix D - Project Management Approach

A.   Executive Summary

     Appendix D clarifies the scope, definition of project boundaries, roles and responsibilities of the core and extended team members, project budget, and project management controls associated with [***]. The ability to achieve the objectives and deliverables within the specified parameters must be validated against a detailed project plan.

     The acronym TBD (To Be Determined) will be used when information has not yet been obtained. This information will be provided at a later date.


B.   Project Phases Scope/Objectives

     PHASE 1 [***]

     PHASE 2 [***]

     PHASE 3 [***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

     PHASE 4 [***]


     PHASE 5 [***]

C.   STANDARD [***]

[***]

Weekend and Holiday rate defined as the hours between 5:00 PM Local time Friday through 8:00 AM local time Monday at an hourly time and material negotiated rate per hour.

Travel required by Cisco Systems personnel in support of this Statement of Work will be invoiced separately and at actual cost plus a 10% administrative charge. [***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


D.  Flexibility Matrix


              [***]


[***]



E.   Project Budget


         -----------------------------------------------------------------------
          Work                                                        Budget
         -----------------------------------------------------------------------
         [***]




--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

F.       Estimated EquipmentDelivery /Equipment List

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

G.  RESOURCE ALLOCATIONS

[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number:               [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


H.  PROJECT ASSUMPTIONS

[***] project resources are made available at the level of effort necessary to complete the project within scope, on scheduled, and within budget as defined within this document.

Staging and Testing: The Customer provides appropriate facility security and physical access Test System availability must be maintained at a reasonable level. Excessive downtime may have a negative impact on the project schedule.

Communication: The Customer has the applications necessary to interface for review and approval of Cisco and Predictive project deliverables.

Advance Notification: It is assumed that the CISCO Advance Notification has been sent and its results will yield no impact to any other application.

Project Management Methodology: The Customer agrees to comply with the project management methodology Cisco Systems, Inc. has employed to effectively manage and control the budget, delivery schedule, deliverable submissions, and resources associated with providing the products and services required.

Facility Requirements: Office space, telephones, facsimile machine(s), and Internet connectivity will be provided by [***] on-site.

Training Requirements: Network transfer of knowledge and supporting technical documentation will be provided by Cisco and Predictive System Engineers.

[***]

o The customer will provide access to all required systems, facilities, and personnel to facilitate the completion of this project.
o    The customer will provide [***].
o    It is assumed that there are [***].
o    It is assumed that the [***] components are not part of this scope.
o    The customer will provide [***].
o    The customer will [***].
o Site preparation issues, such as power, telco, fiber, and space issues will be the responsibility of the customer.
o The site preparation work will be complete prior to Predictive consultants arrival on-site for implementation.
o    The customer will be responsible for all ancillary devices (cables, etc.).
o    The project duration [***].
o    All reasonable [***] will be billed to Cisco.
o    Cisco will provide full-time Project Management and Project Oversight.
o    Cisco will provide Lead Technical Engineer and Technical Oversight.


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                         Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Version: 1
------------------------------------------------------------------------------------------------------------------------------------

I.  RISK ASSESSMENT

[***]

J.  CRITICAL TASKS COMPLETION CRITERIA

--------------------------------------------------------------------------------------------------------------------------------
CRITICAL TASK                                                    IS COMPLETE WHEN...
--------------------------------------------------------------------------------------------------------------------------------
Complete core network implementation                             The network is considered implemented when...
--------------------------------------------------------------------------------------------------------------------------------
Complete parallel network migration from old to new network      The network migration is considered complete when... The
                                                                 network is considered parallel when...
--------------------------------------------------------------------------------------------------------------------------------
Aggregate addresses                                              Addresses are considered aggregated when...
--------------------------------------------------------------------------------------------------------------------------------
Transfer technical documentation and diagrams to web-based       Transfer of technical documentation and diagrams to web-based
product                                                          product is considered complete when...
--------------------------------------------------------------------------------------------------------------------------------
Conduct Design Walkthrough                                       [***]
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
Transfer of knowledge                                            [***]
--------------------------------------------------------------------------------------------------------------------------------
Reserve and issue block of IP addresses                          Reservation and issuance of IP address blocks are considered complete when...
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.          Predictive SOW                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                          Version: 1
------------------------------------------------------------------------------------------------------------------------------------

K.  CORE TEAM MEMBERS / ROLES AND RESPONSIBILITIES
(*)  PRIMARY CONTACTS:  Unless otherwise specified on the Purchase Order which has been accepted by Cisco, the primary contacts for the Customer are annotated accordingly.

[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------
[***]


--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------


[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.        (DRAFT)                          Master Agreement Number:__________
CONFIDENTIAL                 Statement of Work Number: [***]
                                                                           Revision Number: 3A
------------------------------------------------------------------------------------------------------------------------------------

[***]



--------------------------------------------------------------------------------
                           1. Statement of Work [***]
2. Confidential                                                         03/01/00
--------------------------------------------------------------------------------


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________


L.  CHANGE MANAGEMENT PROCESS

Introduction
A Change Request is necessary whenever a task or activity requires an approach that is different than originally approved by the [***]. A Change Request (CR) is required when the project budget, resources, scope, timeline is altered from what was originally approved. A change includes an estimated five day or greater impact to the schedule or a total of eight man-hours (i.e. 1 person for 8 hours or 2 people for 4 hours) have been expended for an effort. The Change Request is necessary regardless of whether the change is a result of new customer requirements, changes in our systems, new information or technology, new regulatory requirements, or unanticipated findings.

Purpose
Changes occur frequently throughout our development effort. Many times, those changes are small. Some are deceptively small because they start out appearing as something that might be accomplishable in a matter of hours or even minutes. Unfortunately, these changes can grow to something that will take substantially longer to complete (days, weeks or months) or may require the efforts of more individuals than originally anticipated. Scope creep is the result of uncontrolled change.

Our customers need to know the impact of changes and be given the opportunity to decide if a change (required or not) is justifiable and whether it should be deferred until a more appropriate time--particularly if those changes impact the overall cost or schedule. For scheduling and impact assessment purposes, management needs to be informed of all changes.

While we hope that everyone recognizes that any change may impact our cost and schedule, customers frequently perceive changes as something we would not accept unless we can do it without affecting our cost or schedule.

Change management and the use of a change request, enables the project team and project manager to monitor and communicate changes as they occur. They also allow the management team to acquire a commitment from the customer to pay for those changes.

Instructions For Processing a Change Request:

o Complete the form provided in this SOW and submit to the Project Manager via e-mail or by hard copy. The Project Manager will review the Change Request Form for completion. The Project Manager will input the form into tracking database. Project Managers will need to keep status on a weekly basis so that tracking database is maintained until the Change Request has been closed.

o The Project Manager will insert an appropriate ID number and track the Change Request.

o Be sure to consider cost and impact of the change on all phases of the project (e.g. design, documentation, testing) and add attachments to substantiate your findings or recommendations.

o Submit the Change Request form to your Project Manager; retaining a copy for your own records. The project manager will meet with the Account Manager and Engagement Manager if necessary and decide on whether to implement the change requested. The Project Manager will notify you whether the change was approved, deferred or rejected.


Custom SOW [***]
rev. 10/6/99


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________


M.  ISSUE MANAGEMENT PROCESS

An issue is a question, concern or request that is raised by any originator and pertains to the project. An issue may later be reclassified as a Change Request or incident negotiated, deferred, or deleted. Issues should be maintained in the a tracking database.

Issue For Resolution: An Issue for Resolution is the name given to items logged in a tracking database as an issue and they have a type code of IFR. The IFR process is utilized to record, track, escalate, and resolve issues.

Issue Management Process: The Issue Management Process encompasses the methods employed to track issues to their resolution. Project team members need to be committed to the process of issue management to ensure accurate project controls and tracking.

The Issue Management Process provides a structured method to initiate, track, escalate, and resolve issues. The Project Manager is responsible for managing project issues. Left unresolved, issues may impede or prohibit project-related progress or development by delaying or suspending work effort.

The Client, any member of the client's team or the Cisco project team can initiate issues at any time during the life of the project by submitting an issue by phone or electronic mail to [***]. Addressing and resolving an issue may require a change to the project scope, price/rate, and implementation schedule if the client deems necessary. NOTE: Change to the project scope may have a direct impact on the budget and implementation schedule.

Similar to the Change Management Process, Issue Management may occur at any time during the life of the project. Issues may evolve into Change Requests, they may be deferred, canceled, worked through and eliminated (closed or completed), or simply tabled. Issues may be discovered to be related to incidents already known, or change request already in the process. Issues sometimes require senior management action, or even organization reaction. Issue will be entered in the tracking database in the same fashion as Change Requests. Issues are coded IFRs, which stands for Issue For Resolution, and implies that action is required.

Identify Issue: Any originator can identify an issue. After identification, the originator will forward the issue via electronic mail or hard copy to the Project Manager. (An IFR template is being created--until a form is created submit issues in a format of your choice via electronic mail.)

Escalation of an Issue: Define the process to identify how to escalate the issue to the next authority level until resolved.

Assign Responsibility: The Project Manager assigns the appropriate resource the responsibility for action on the issue. A Project Team Member forwards the IFR to the Project Manager. The Project Manager originates the IFR in the tracking database. The Project Manager will produce a weekly report of all open issues upon request.

Review Customer Issues with Customer: The Project Manager will review any applicable issues with the customer as necessary otherwise all outstanding Issues (as well as Change Requests) will be listed in the weekly status report.Obtain Customer Approval: If the issue was resolved, and it requires customer approval, the Project Manager will forward the documentation for appropriate written signature(s).

Approve Status: If the issue was not resolved, the issue returns to the Originator for a decision to: accept the current status of the item, escalate, defer, or cancel (marked canceled and archived).


Custom SOW [***]
rev. 10/6/99

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.            Professional Services Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                    Project ID Number:__________




N.  Communication Approach

The primary form of communication will be via electronic-mail. As well, team communication is encouraged through team status meetings (via telephone conference) conducted by the Project Manager throughout the lifecycle of this project (every Wednesday from 10:30 a.m. -12:30 p.m.). Remote team members are provided with bridge numbers to participate remotely in the weekly team meetings. The Project Manager or delegate will record meeting minutes and action items during the status meetings and will finalize and publish this information and other required reports via electronic-mail.

The Project Manager will brief the Senior Manager on the status of the project on a weekly basis through the submission of a Weekly Status Report. Unless otherwise notified or instructed, this report will be submitted to the Senior Manager by 2 p.m. via electronic mail on each Friday throughout the lifecycle of the project. Project Red Flag items will be brought to the attention of the Account Manager and Engagement Manager as soon as the Project Manager is aware the urgent issue exists and will also be reflected in the Weekly Status Report.

Project Team members are to keep the Project Manager abreast of the status of their assignments on a weekly basis. At an interval reporting time agreed upon by the project team (Status Reports are due to the Project Manager every Friday by 1 p.m. CST), team members will forward an informal status report to the Project Manager. The Project Manager will use this information to assist in the management and facilitation of allocation of resources, labor hours, issues, change requests, requirements, project scope, etc. The status reports will be consolidated and forwarded to the client by 2 p.m. CST every Friday by 2 p.m. CST.

Information can be transferred among project team members via electronic-mail and hard copy. All decisions made informally such as by telephone must be documented and filed with the Project Manager. Finalization of project decisions are contingent upon written approval of the Project Manager, senior manager, and customer. Work cannot be performed until the appropriate documentation and written approval is received and filed through the Project Manager or delegate.

All change and issue communication must be documented. Change Requests and Issues will be coordinated through the Project Manager on the appropriate form(s) to the Cisco Account Manager. The Project Manager is the primary point of contact to interface with the Account Manager and Customer. All change requests and issues will be tracked via the tracking database.

The Cisco Project Manager will provide the necessary tracking reports on a weekly basis to the entire team and Customer to assist in the facilitation of the project. All members of the project team, Project Manager, Engagement Manager, Account Manager, Customer, and technical consultants have software applications that are compatible for interfacing. These electronic mediums are strongly encourage so that team members and the customer are able to share information:

MS Word 97
MSExcel97
MSProject 98
MSAccess 97
electronic mail




Custom SOW [***]                                                   Page 31 of 31
rev. 10/6/99


--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                                Exhibit 10.20.10

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

                                      [***]
Statement of Work for [***]

This Statement of Work ("SOW") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco") and Predictive Systems, Inc., a Deleware corporation, with offices at 145 Hudson Street, New York, NY 10013 ("Subcontractor") as of the date last written below ("Effective Date").


This SOW is governed by, incorporated into, and made part of the Professional Services Subcontract (PSS) agreement executed on May 14, 1999 ("Agreement") between Cisco and Subcontractor. This SOW shall cover the responsibilities that Subcontractor shall deliver to [***]. (Customer) acting as a contractor for Cisco.

The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs that may be executed and attached to the Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.


CISCO SYSTEMS INC.                                 PREDICTIVE SYSTEMS, INC.
By:______________________________                  By:__________________________
Name:____________________________                  Name:________________________
Title:___________________________                  Title:_______________________
Date:____________________________                  Date:________________________

1 PROJECT SCOPE

  This Statement of Work defines the Services and associated Deliverables ("Services") that Subcontractor shall provide to Customer under the terms of the Agreement.

  1.1 Primary Customer Location Information

      Network Engineering Department:                 [***]
      Address:                                        [***]
      Primary Contact:                                [***]
      Primary Contact Phone Number:                   [***]
      Primary Contact After Hours Phone Number:       [***]
      Primary Contact Pager Number:                   [***]
      Secondary Contact:                              [***]
      Secondary Contact Phone Number:                 [***]
      Secondary Contact After Hours Phone Number:     [***]
      Secondary Contact Pager Number:                 [***]

  1.2 Product Type, Installation Locations and Product Quantities

      Subcontractor shall provide Services (as described in Section 4 hereof) for the indicated Cisco Products at the following Customer [***]:

      --------------------------------------------------------------------------------------------------------------
                                  Product
                                     Type     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
                                    [***]     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

--------------------------------------------------------------------------------------------------------------
                                  Product
                                     Type     [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------
      [***]                                   [***]      [***]       [***]        [***]       [***]       [***]
      --------------------------------------------------------------------------------------------------------------

      For each of these same Customer locations, Subcontractor shall provide Services for the following non-Cisco equipment:

      [***]

      [***]

      If necessary, Customer shall provide services for the following additional non-Cisco power equipment:

      [***]

2 SERVICES AND DELIVERABLES

      Subcontractor will invoice the following Services and Deliverables in accordance with the payment schedule set forth in Section 10 herein. The following Services and Deliverables shall be delivered to Customer:

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

  2.1 Services

                                      [***]

      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
                                                                                                                  [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
      [***]            [***]                     [***]                                            [***]           [***]
      --------------------------------------------------------------------------------------------------------------------
                                                                                                                  [***]
                                                                                            [***]
                                                                                                              ------------

  2.2 Deliverables

      2.2.1 [***]
      2.2.2 [***]
      2.2.3 [***]

3 SCHEDULE

  The Services and Deliverables will be provided to Customer in accordance with the following milestone schedule:

  [***]

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

4 RESPONSIBILITIES OF THE PARTIES

  Project Management

  4.1 Subcontractor shall be responsible for the following

      4.1.1 Develop a Network Installation Project Plan.

      4.1.2 Provide a Project Manager who will participate in regularly scheduled meetings and manage the Subcontractor-related efforts.

      4.1.3 Schedule and manage all site surveys.

      4.1.4 Schedule and manage all installation activities within the scope of the project.

  4.2 Customer shall be responsible for the following

      4.2.1 Designate a single point of contact to whom all Cisco communications may be addressed and who has the authority to act on all aspects of the services. Such person shall be identified below. Such contact shall be available during normal hours of business (Monday through Friday 8:00am to 5:00pm local time, excluding Cisco observed holidays).

      4.2.2 Unless otherwise agreed by the parties, ensure that Cisco's request for information or documentation needed for the Project is met within two (2) business days of Cisco's request.

      4.2.3 Provide confirmation of the scheduled activity to the Cisco
                  Project Manager within ten (10) business days of a scheduled rollout.

      4.2.4 Notify Cisco Project Manager of any schedule changes within ten (10) business days of any scheduled activity. Scheduling changes and/or cancellations made after this ten (10) day window shall be subject to Cisco's then current cancellation penalty charge.

      4.2.5 Notify the Cisco Project Manager of any hardware and/or software upgrade activity at least sixty (60) days prior to the scheduled activity. Scheduling changes and/or cancellations made within ten
            (10) days of the original activity date shall be subject to Cisco's re-scheduling charge of five percent (5%).

      4.2.6 Any additional warehousing costs associated with delays due to the Customer.

      4.2.7 Insure Customer's own products covered under this agreement against loss or damage during the staging process.

  4.3 Cisco shall be responsible for the following

      4.3.1 Provide a single point of contact for all support issues within the scope of the project. Such person shall be identified in Section 11 below.

Project Engineering

  4.4 Subcontractor shall be responsible for the following

      4.4.1 Provide a Project Engineer to support technical issues within the scope of the project.

      4.4.2 Provide a Network Design Review and Recommendations.

      4.4.3 Provide remote technical support for additional configuration services beyond the scope of this SOW. 4.4.4 Be present in Customer's NOC during project acceptance testing.

      4.4.5 Provide Installation Documentation for sites listed in Section 1.2.

            4.4.5.1 Network Block Diagram shall include all hardware components designating each network element.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

             4.4.5.2 Network Cabling Diagram shall illustrate all
                     interconnectivity between hardware components at each location and shall include the cable lengths and designators.

             4.4.5.3 Physical MDF/IDF layout shall include a physical placement of equipment racks and patch panels within the room(s) as illustrated in the "Network Block Diagram"

             4.4.5.4 Rack diagram(s) shall include all components installed in each rack as illustrated in the "Network Block Diagram" designators for each connection that refers to the cabling diagram.

             4.4.5.5 Power requirements shall be documented in a grid that will include, current, wire size, grounding, load rating, AC/DC, receptacles and dedicated or shared breaker(s).

             4.4.5.6 Cable specifications shall include all readily available cable specification which may include, pin outs, connector part number, length and cable part number of each equipment manufacturers and will be duplicated and assembled in one consolidated document.

             4.4.5.7 Installation documentation, product documentation should be supplied by each manufacturer. Specific as-built documentation will be supplied for all products installed specifically for this project. "As-built" is described as follows: configuration of each hardware device and all software entries made during the loading of all components.

             4.4.5.8 Enable appropriate software licenses, if necessary.

      4.4.6 Validate the application performance before the equipment is placed into service.

      4.4.7 Subcontractor shall use the customer's IP address class and provide the data for the IP addressing scheme, which will include IP network addressing/host addressing datasheet for the equipment being installed.

  4.5 Customer shall be responsible for the following

      4.5.1 Provide reasonable access to Customer sites and facilities, including where applicable, computer equipment, telecom equipment, facilities, workspace and telephone for Cisco's use during the project.

      4.5.2 Provide adequate secured storage areas on the Customer's site for Cisco equipment for the duration of the project.

      4.5.3 When requested by Cisco, provide network physical and logical schematics to Cisco.

      4.5.4 Document and implement Customer Provided Equipment (CPE) configuration as needed to implement the Cisco equipment.

      4.5.5 Provide IP addresses and subnet masks for the new products' network ports.

      4.5.6 Provide access to gateway routers and/or modems for out of band access.

      4.5.7 Install and verify the operation of all external communications equipment not provided by Cisco.

      4.5.8 Provide a phone line and a modem and/or Internet access to a Cisco server for software and firmware downloads.

      4.5.9 Execute and deliver the [***] within fifteen (15) days of notification by Cisco that a job is complete.

      4.5.10 When requested by Cisco, provide Cisco a complete and documented network architecture prior to service commencement.

      4.5.11 When requested by Cisco, provide the Customer's building layout, including the floor plan, cabling and power location for all applicable sites.

Installation

  4.6 Subcontractor shall be responsible for the following

      4.6.1  [***]

      4.6.2  [***]


PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
[***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

      4.6.3  [***].

      4.6.4  [***].

      4.6.5  [***].

      4.6.6  [***]
             4.6.6.1 [***].
             4.6.6.2 [***].
             4.6.6.3 [***].
      4.6.7  [***].

      4.6.8  [***].

      4.6.9  [***].

  4.7 Customer shall be responsible for the following

      4.7.1  Prepare the installation site.
             4.7.1.1 Ensure that proper environmental conditions are met.
             4.7.1.2 Ensure that equipment racks are pre-installed at the site.
             4.7.1.3 Ensure that adequate power is available at the equipment racks.
      4.7.2  Ensure that [***] clearly identified.

      4.7.3 Ensure that any new telco circuits are installed and properly tested prior to network installation.

      4.7.4 Verify that all necessary cabling is delivered and available prior to installation.

      4.7.5 Identify a local site coordinator who is responsible for the project for each location.
             4.7.5.1 Customer site coordinator or another customer technical installation representative shall be on-site at the installation location during the installation process.
      4.7.6  Handle delivery of equipment not provided by Cisco.
             4.7.6.1 Send only the required gear to each location.
      4.7.7 Specify network topology and clearly identify connectivity requirements.

      4.7.8 Provide existing network synchronization and data timing configuration.

      4.7.9 Provide voice telephone line and number (near the Cisco product) for the installer to contact Cisco headquarters personnel.

      4.7.10 Provide and verify interface specifications and requirements.

      4.7.11 Verify all distance and interference limitations of interface cables to be used at installation.

      4.7.12 Provide access to proper grounding system.

      4.7.13 Provide modem line and number (near the Cisco product) for the installer to use if needed.

      4.7.14 Provide earthquake bracing if required.

      4.7.15 Provide proper security clearances and/or escorts as required to access the site for equipment installation and maintenance.

      4.7.16 Provide any special safety equipment required for the site.

      4.7.17 Provide staging services in Denver for all equipment requiring such preparation.
             4.7.17.1 Equipment assembly, if required.
             4.7.17.2 Initially configure equipment, where possible.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

             4.7.17.3 Conduct burn-in and initial testing of equipment.
             4.7.17.4 Upgrade all [***], and processor software.
             4.7.17.5 Enter configurations into the tag (label) switching controllers.
             4.7.17.6 Assemble all parts and equipment for each site to facilitate shipping.
      4.7.18 Provide a detailed equipment installation list for each site.

      4.7.19 Wire all cross-connect and patch panels.

      4.7.20 Provide timely support for initial verification of configurations and remote access by testing connectivity to Customer NOC before installation team leaves each site.

5 PURCHASE ORDER ISSUANCE

  Customer shall place orders for the Services defined herein by issuing a written Purchase Order signed by an authorized representative, indicating the following:

  5.1 Services required; by reference to project SOW and task/sites

  5.2 Quantity

  5.3 Price

  5.4 Requested service date

  5.5 Bill-to address

  5.6 Service-to addresses

  5.7 Primary site contacts

  5.8 Tax exemption certificates, if applicable

  All Purchase Orders issued for the Services identified in this SOW shall reference the SOW and the Agreement. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the Purchase Order, other correspondence and any and all verbal communications. All Purchase Orders must be approved and accepted by Cisco at San Jose, CA. In the event of a conflict between the terms and conditions of this SOW and those in the Agreement, the terms and conditions of the Agreement shall prevail.

6 ASSUMPTIONS

  This Statement of Work and the rates/ price were prepared based on the following key assumptions ("Assumptions"). Any deviations from these Assumptions that arise during the Project shall be managed through the Change Management Procedure as specified below. Parties agree that any changes in the Assumptions may result in an adjustment in the rates/ price.

  6.1 All site preparation work and other Customer responsibility tasks will be completed prior to the start date specified in Customer's Purchase Order. Delays caused by the lack of completed site preparation, or failure to meet any responsibilities as specified above on the part of Customer, will be billed at Cisco's then-current time and materials rates. Any additional costs incurred by Customer as a result of delays shall be the sole responsibility of the Customer.

  6.2 This Agreement does not include hardware, software or maintenance ("Product"), which must be purchased separately.

  6.3 Customer's network architecture design shall not change between the date of Customer's execution of this SOW and the completion of all Services contemplated hereunder.

  6.4 Cisco requires a lead-time of three (3) days from acceptance of a Purchase Order from Customer to begin work.

  6.5 Cisco will require a schedule extension of thirty (30) days for any personnel change requests made by Customer.

  6.6 Union labor is not required.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

      6.6.1 [***].

  6.7 Services not covered under this SOW:

      6.7.1 Maintenance on Products.

      6.7.2 Unless otherwise specified in Section 4 above, any customization of, or labor to install, software.

      6.7.3 Support or replacement of Product that is altered, modified, mishandled, destroyed or damaged by natural causes or damaged due to a negligent or willful act or omission by Customer or use by Customer other than as specified in the applicable Cisco-supplied documentation.

      6.7.4 Services to resolve software or hardware problems resulting from third party products or causes beyond Cisco's control.

      6.7.5 Services for non-Cisco software installed on any Cisco Product.

      6.7.6 Any hardware upgrade required to run new or updated software.

7 CHANGE MANAGEMENT PROCEDURES

  It may become necessary to amend this SOW for reasons including, but not limited to, the following:

  7.1 Customer changes to the scope of work and/or specifications for the Services or Deliverables;

  7.2 Customer changes to the IP

  7.3 Non-availability of resources which are beyond either party's control; or

  7.4 Environmental or architectural impediments not previously identified.

  In the event it is necessary to change the Services and/or Deliverables contemplated by this SOW, the following procedure will be followed:

  Either Cisco, Subcontractor or Customer will prepare a document describing the nature of the change, the reason for the change, and the effect of the change on the scope of work, which may include changes to the project schedule, Services and/or Deliverables. The parties will negotiate any price increase or decrease as a result of the change.

8 DURATION OF WORK/SCHEDULE

  A requested Service commencement date is to be included in Customer's Purchase Order subject to confirmation by Subcontractor and Cisco.

9 COMPLETION


  Customer shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Customer shall indicate its acceptance of the Service or Deliverable by signing the WAN Unit Completion Certificate within fifteen (15) days from presentation of the completed Service or Deliverable. Services and Deliverables will be deemed accepted if Customer fails to respond within this fifteen (15) day period. If a Service or Deliverable is not complete for any reason, Customer shall provide written notification to Subcontractor and document that fact on the WAN Unit Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

10 PAYMENT

  Payment shall be due a net thirty (30) days from date of invoice. Payment of Subcontractor invoices is subject to and controlled by the Agreement. The Services and Deliverables shall be invoiced and payable in accordance with the terms and provisions set forth above and in accordance with the following payments schedule:

    [***]

11 PRIMARY CONTACTS

  Unless otherwise specified, the primary Customer, Cisco and Subcontractor contacts for this project shall be:

  Customer Contact:       [***]                       Cisco Contact:     [***]
  Telephone Number:       [***]                       Telephone Number:  [***]
  Facsimile Number:       [***]                       Facsimile Number:  [***]
  E-mail address:         [***]                       E-mail address:    [***]

  Subcontractor Contact:  [***]
  Telephone Number:       [***]
  Mobile Number:          [***]
  E-mail address:         [***]

PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.                           Master Agreement Number:__________
CONFIDENTIAL                                 Statement of Work Number:__________
                                                       Project Number:__________

CISCO SYSTEMS
[GRAPHIC OMITTED]

                   Appendix A WAN Unit Completion Certificate

This WAN Node Notice of Completion ("Notice") must be completed by the Customer and submitted to Cisco within fifteen (15) days upon Cisco's notification to Customer that work is complete. Work is deemed complete and accepted by the Customer if Cisco does not receive this Notice within such time.

Location of Cisco Products:

Types of Cisco Products:         [***]

                                                                                                  Initial
1.  All devices are mounted at the customer-designated location.                                    ----
2.  Power is connected according to specifications.                                                 ----
3.  Dedicated ground connections are provided for equipment, as required                            ----
4.  All equipment is operational and free of alarms.                                                ----
5.  Equipment inventory has been noted and confirmed.                                               ----
6.  All equipment installed is of new condition and not damaged.                                    ----
7.  The specified software and firmware has been downloaded.                                        ----
8.  All equipment passes power up self-tests.                                                       ----
9.  All cables are dressed and labeled.                                                             ----
10. The site is clean of packing material debris.                                                   ----

                                        Acceptance Acknowledged:

                                        [***]
                                        ("Customer")

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________


PSS - Statement of Work ([***])                                 Rev. 10/5/99 BSS
WAN - [***]
--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                       10